Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT
FIRST QUARTER 2010

JPMORGAN CHASE & CO.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

	QUARTERLY TRENDS
							1Q10 Change
	1Q10		4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
SELECTED INCOME STATEMENT DATA:
Reported Basis
Total net revenue	$27,671		$23,164	$26,622	$25,623	$25,025	19%	11%
Total noninterest expense	16,124		12,004	13,455	13,520	13,373	34	21
Preprovision profit (a)	11,547		11,160	13,167	12,103	11,652	3	(1)
Provision for credit losses	7,010		7,284	8,104	8,031	8,596	(4)	(18)
Income before extraordinary gain	3,326		3,278	3,512	2,721	2,141	1	55
Extraordinary gain	—		—	76	—	—	—	—

NET INCOME	3,326		3,278	3,588	2,721	2,141	1	55

Managed Basis (b)
Total net revenue	$28,172		$25,236	$28,780	$27,709	$26,922	12	5
Total noninterest expense	16,124		12,004	13,455	13,520	13,373	34	21
Preprovision profit (a)	12,048		13,232	15,325	14,189	13,549	(9)	(11)
Provision for credit losses	7,010		8,901	9,802	9,695	10,060	(21)	(30)
Income before extraordinary gain	3,326		3,278	3,512	2,721	2,141	1	55
Extraordinary gain	—		—	76	—	—	—	—

NET INCOME	3,326		3,278	3,588	2,721	2,141	1	55

PER COMMON SHARE:
Basic Earnings
Income before extraordinary gain	0.75		0.75	0.80	0.28	0.40	—	88
Net income	0.75		0.75	0.82	0.28	0.40	—	88
Diluted Earnings (c)
Income before extraordinary gain	0.74		0.74	0.80	0.28	0.40	—	85
Net income	0.74		0.74	0.82	0.28	0.40	—	85
Cash dividends declared	0.05		0.05	0.05	0.05	0.05	—	—
Book value	39.38		39.88	39.12	37.36	36.78	(1)	7
Closing share price	44.75		41.67	43.82	34.11	26.58	7	68
Market capitalization	177,897		164,261	172,596	133,852	99,881	8	78
COMMON SHARES OUTSTANDING:
Weighted-average diluted shares outstanding	3,994.7		3,974.1	3,962.0	3,824.1	3,758.7	1	6
Common shares outstanding at period-end	3,975.4		3,942.0	3,938.7	3,924.1	3,757.7	1	6

FINANCIAL RATIOS: (d)
Income before extraordinary gain:
Return on common equity (“ROE”) (c)	8%		8%	9%	3%	5%
Return on tangible common equity (“ROTCE”) (c) (e)	12		12	13	5	8
Return on assets (“ROA”)	0.66		0.65	0.70	0.54	0.42
Net income:
ROE (c)	8		8	9	3	5
ROTCE (c) (e)	12		12	14	5	8
ROA	0.66		0.65	0.71	0.54	0.42
CAPITAL RATIOS:
Tier 1 capital ratio	11.5	(g)	11.1	10.2	9.7	11.4
Total capital ratio	15.1	(g)	14.8	13.9	13.3	15.2
Tier 1 common capital ratio (f)	9.1	(g)	8.8	8.2	7.7	7.3

SELECTED BALANCE SHEET DATA (Period-end)
Total assets	$2,135,796	(h)	$2,031,989	$2,041,009	$2,026,642	$2,079,188	5	3
Wholesale loans	214,290	(h)	204,175	218,953	231,625	242,284	5	(12)
Consumer loans	499,509	(h)	429,283	434,191	448,976	465,959	16	7
Deposits	925,303		938,367	867,977	866,477	906,969	(1)	2
Common stockholders’ equity	156,569	(h)	157,213	154,101	146,614	138,201	—	13
Total stockholders’ equity	164,721	(h)	165,365	162,253	154,766	170,194	—	(3)

Headcount	226,623		222,316	220,861	220,255	219,569	2	3

LINE OF BUSINESS NET INCOME/(LOSS)
Investment Bank	$2,471		$1,901	$1,921	$1,471	$1,606	30	54
Retail Financial Services	(131)		(399)	7	15	474	67	NM
Card Services	(303)		(306)	(700)	(672)	(547)	1	45
Commercial Banking	390		224	341	368	338	74	15
Treasury & Securities Services	279		237	302	379	308	18	(9)
Asset Management	392		424	430	352	224	(8)	75
Corporate/Private Equity	228		1,197	1,287	808	(262)	(81)	NM

Net income	$3,326		$3,278	$3,588	$2,721	$2,141	1	55

(a)	Preprovision profit is total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.

(b)	For further discussion of managed basis, see Reconciliation from reported to managed summary on page 6.

(c)	The calculation of the second quarter 2009 earnings per share and net income applicable to common equity includes a one-time, noncash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of Troubled Asset Relief Program (“TARP”) preferred capital. Excluding this reduction, the adjusted ROE and ROTCE for the second quarter 2009 would have been 6% and 10%, respectively. The Firm views the adjusted ROE and ROTCE, both non-GAAP financial measures, as meaningful because they enable the comparability to prior periods.

(d)	Quarterly ratios are based upon annualized amounts.

(e)	Net income applicable to common equity divided by total average common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. The Firm uses return on tangible common equity, a non-GAAP financial measure, to evaluate the Firm’s use of equity and to facilitate comparisons with competitors.

(f)	The Tier 1 common ratio is Tier 1 common capital divided by risk-weighted assets. Tier 1 common capital (“Tier 1 Common”) is defined as Tier 1 capital less elements of capital not in the form of common equity — such as perpetual preferred stock, noncontrolling interest in subsidiaries and trust preferred capital debt securities. Tier 1 common capital, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position.

(g)	Estimated.

(h)	Effective January 1, 2010, the Firm adopted new FASB guidance which amended the accounting for the transfer of financial assets and the consolidation of VIEs. Upon adoption of the new guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related, adding $87.6 billion and $92.1 billion of assets and liabilities, respectively, and decreasing stockholders’ equity by $4.5 billion.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
REVENUE
Investment banking fees	$1,461	$1,916	$1,679	$2,106	$1,386	(24)%	5%
Principal transactions	4,548	838	3,860	3,097	2,001	443	127
Lending- and deposit-related fees	1,646	1,765	1,826	1,766	1,688	(7)	(2)
Asset management, administration and commissions	3,265	3,361	3,158	3,124	2,897	(3)	13
Securities gains	610	381	184	347	198	60	208
Mortgage fees and related income	658	450	843	784	1,601	46	(59)
Credit card income	1,361	1,844	1,710	1,719	1,837	(26)	(26)
Other income	412	231	625	10	50	78	NM

Noninterest revenue	13,961	10,786	13,885	12,953	11,658	29	20
Interest income	16,845	15,615	16,260	16,549	17,926	8	(6)
Interest expense	3,135	3,237	3,523	3,879	4,559	(3)	(31)

Net interest income	13,710	12,378	12,737	12,670	13,367	11	3

TOTAL NET REVENUE	27,671	23,164	26,622	25,623	25,025	19	11
Provision for credit losses	7,010	7,284	8,104	8,031	8,596	(4)	(18)

NONINTEREST EXPENSE
Compensation expense	7,276	5,112	7,311	6,917	7,588	42	(4)
Occupancy expense	869	944	923	914	885	(8)	(2)
Technology, communications and equipment expense	1,137	1,182	1,140	1,156	1,146	(4)	(1)
Professional and outside services	1,575	1,682	1,517	1,518	1,515	(6)	4
Marketing	583	536	440	417	384	9	52
Other expense (a)	4,441	2,262	1,767	2,190	1,375	96	223
Amortization of intangibles	243	256	254	265	275	(5)	(12)
Merger costs	—	30	103	143	205	NM	NM

TOTAL NONINTEREST EXPENSE	16,124	12,004	13,455	13,520	13,373	34	21

Income before income tax expense and extraordinary gain	4,537	3,876	5,063	4,072	3,056	17	48
Income tax expense (b)	1,211	598	1,551	1,351	915	103	32

Income before extraordinary gain	3,326	3,278	3,512	2,721	2,141	1	55
Extraordinary gain (c)	—	—	76	—	—	—	—

NET INCOME	$3,326	$3,278	$3,588	$2,721	$2,141	1	55

DILUTED EARNINGS PER SHARE
Income before extraordinary gain (d)	$0.74	$0.74	$0.80	$0.28	$0.40	—	85
Extraordinary gain	—	—	0.02	—	—	—	—

NET INCOME (d)	$0.74	$0.74	$0.82	$0.28	$0.40	—	85

FINANCIAL RATIOS
Income before extraordinary gain:
ROE (d)	8%	8%	9%	3%	5%
ROTCE (d)	12	12	13	5	8
ROA	0.66	0.65	0.70	0.54	0.42
Net income:
ROE (d)	8	8	9	3	5
ROTCE (d)	12	12	14	5	8
ROA	0.66	0.65	0.71	0.54	0.42
Effective income tax rate	27	15	31	33	30
Overhead ratio	58	52	51	53	53

EXCLUDING IMPACT OF MERGER COSTS (e)
Income before extraordinary gain	$3,326	$3,278	$3,512	$2,721	$2,141	1	55
Merger costs (after-tax)	—	18	64	89	127	NM	NM

Income before extra. gain excl. merger costs	$3,326	$3,296	$3,576	$2,810	$2,268	1	47

Diluted Per Share:
Income before extraordinary gain (d)	$0.74	$0.74	$0.80	$0.28	$0.40	—	85
Merger costs (after-tax)	—	0.01	0.02	0.02	0.03	NM	NM

Income before extra. gain excl. merger costs (d)	$0.74	$0.75	$0.82	$0.30	$0.43	(1)	72

(a)	The second quarter of 2009 included a $675 million FDIC special assessment.

(b)	The income tax expense in the first quarter of 2010 and fourth quarter of 2009 includes tax benefits recognized upon the resolution of tax audits.

(c)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual. The acquisition resulted in negative goodwill, and accordingly, the Firm recognized an extraordinary gain. A preliminary gain of $1.9 billion was recognized at December 31, 2008. The final total extraordinary gain that resulted from the Washington Mutual transaction was $2.0 billion.

(d)	The calculation of the second quarter 2009 earnings per share and net income applicable to common equity includes a one-time, noncash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of TARP preferred capital. Excluding this reduction, the adjusted ROE and ROTCE for the second quarter of 2009 would have been 6% and 10%, respectively. The Firm views the adjusted ROE and ROTCE, both non-GAAP financial measures, as meaningful because they enable the comparability to prior periods.

(e)	Net income excluding merger costs, a non-GAAP financial measure, is used by the Firm to facilitate comparison of results against the Firm’s ongoing operations and with other companies’ U.S. GAAP financial statements.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

						March 31, 2010
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2010	2009	2009	2009	2009	2009	2009
ASSETS (a)
Cash and due from banks	$31,422	$26,206	$21,068	$25,133	$26,681	20%	18%
Deposits with banks	59,014	63,230	59,623	61,882	89,865	(7)	(34)
Federal funds sold and securities purchased under resale agreements	230,123	195,404	171,007	159,170	157,237	18	46
Securities borrowed	126,741	119,630	128,059	129,263	127,928	6	(1)
Trading assets:
Debt and equity instruments	346,712	330,918	330,370	298,135	298,453	5	16
Derivative receivables	79,416	80,210	94,065	97,491	131,247	(1)	(39)
Securities	344,376	360,390	372,867	345,563	333,861	(4)	3
Loans	713,799	633,458	653,144	680,601	708,243	13	1
Less: Allowance for loan losses	38,186	31,602	30,633	29,072	27,381	21	39

Loans, net of allowance for loan losses	675,613	601,856	622,511	651,529	680,862	12	(1)
Accrued interest and accounts receivable	53,991	67,427	59,948	61,302	52,168	(20)	3
Premises and equipment	11,123	11,118	10,675	10,668	10,336	—	8
Goodwill	48,359	48,357	48,334	48,288	48,201	—	—
Mortgage servicing rights	15,531	15,531	13,663	14,600	10,634	—	46
Other intangible assets	4,383	4,621	4,862	5,082	5,349	(5)	(18)
Other assets	108,992	107,091	103,957	118,536	106,366	2	2

TOTAL ASSETS	$2,135,796	$2,031,989	$2,041,009	$2,026,642	$2,079,188	5	3

LIABILITIES (a)
Deposits	$925,303	$938,367	$867,977	$866,477	$906,969	(1)	2
Federal funds purchased and securities loaned or sold under repurchase agreements	295,171	261,413	310,219	300,931	279,837	13	5
Commercial paper	50,554	41,794	53,920	42,713	33,085	21	53
Other borrowed funds	48,981	55,740	50,824	73,968	112,257	(12)	(56)
Trading liabilities:
Debt and equity instruments	78,228	64,946	65,233	56,021	53,786	20	45
Derivative payables	62,741	60,125	69,214	67,197	86,020	4	(27)
Accounts payable and other liabilities (incl. the allowance for lending-related commitments)	154,185	162,696	171,386	171,685	165,521	(5)	(7)
Beneficial interests issued by consolidated VIEs	93,055	15,225	17,859	20,945	9,674	NM	NM
Long-term debt	262,857	266,318	272,124	271,939	261,845	(1)	—

TOTAL LIABILITIES	1,971,075	1,866,624	1,878,756	1,871,876	1,908,994	6	3

STOCKHOLDERS’ EQUITY (a)
Preferred stock	8,152	8,152	8,152	8,152	31,993	—	(75)
Common stock	4,105	4,105	4,105	4,105	3,942	—	4
Capital surplus	96,450	97,982	97,564	97,662	91,469	(2)	5
Retained earnings	61,043	62,481	59,573	56,355	55,487	(2)	10
Accumulated other comprehensive income (loss)	761	(91)	283	(3,438)	(4,490)	NM	NM
Shares held in RSU trust	(68)	(68)	(86)	(86)	(86)	—	21
Treasury stock, at cost	(5,722)	(7,196)	(7,338)	(7,984)	(8,121)	20	30

TOTAL STOCKHOLDERS’ EQUITY	164,721	165,365	162,253	154,766	170,194	—	(3)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,135,796	$2,031,989	$2,041,009	$2,026,642	$2,079,188	5	3

(a)	Effective January 1, 2010, the Firm adopted new FASB guidance which amended the accounting for the transfer of financial assets and the consolidation of VIEs. Upon adoption of the new guidance, the Firm consolidated its credit card securitization trusts, Firm-administered multi-seller conduits and certain mortgage and other consumer loan securitization entities; adding $87.6 billion and $92.1 billion of assets and liabilities, respectively, and decreasing stockholders’ equity by $4.5 billion, driven predominantly by the establishment of an allowance for loan losses of $7.4 billion (pre-tax) related to the receivables held in the credit card securitization trusts that were consolidated at the adoption date.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

	QUARTERLY TRENDS
							1Q10 Change
	1Q10		4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
AVERAGE BALANCES (a)
ASSETS
Deposits with banks	$64,229		$49,705	$62,248	$68,001	$88,587	29%	(27)%
Federal funds sold and securities purchased under resale agreements	170,036		$156,848	151,705	142,226	160,986	8	6
Securities borrowed	114,636		125,453	129,301	122,235	120,752	(9)	(5)
Trading assets — debt instruments	248,089		256,414	250,148	245,444	252,098	(3)	(2)
Securities	337,441		374,327	359,451	354,216	281,420	(10)	20
Loans	725,136		642,406	665,386	697,908	726,959	13	—
Other assets (b)	27,885		29,868	24,155	36,638	27,411	(7)	2

Total interest-earning assets	1,687,452		1,635,021	1,642,394	1,666,668	1,658,213	3	2
Trading assets — equity instruments	83,674		74,936	66,790	63,507	62,748	12	33
Trading assets — derivative receivables	78,683		86,415	99,807	114,096	142,243	(9)	(45)
Goodwill	48,542		48,341	48,328	48,273	48,071	—	1
Other intangible assets	19,462		18,509	19,368	17,474	16,584	5	17
All other noninterest-earning assets	120,867		130,003	122,489	128,354	139,260	(7)	(13)

TOTAL ASSETS	$2,038,680		$1,993,225	$1,999,176	$2,038,372	$2,067,119	2	(1)

LIABILITIES
Interest-bearing deposits	$677,431		$667,269	$660,998	$672,350	$736,460	2	(8)
Federal funds purchased and securities loaned or sold under repurchase agreements	271,934		283,263	303,175	289,971	226,110	(4)	20
Commercial paper	37,461		42,290	42,728	37,371	33,694	(11)	11
Other borrowings and liabilities (c)	188,475		182,422	178,985	207,489	236,673	3	(20)
Beneficial interests issued by consolidated VIEs	98,104		16,002	19,351	14,493	9,757	NM	NM
Long-term debt	262,503		268,476	271,281	274,323	258,732	(2)	1

Total interest-bearing liabilities	1,535,908		1,459,722	1,476,518	1,495,997	1,501,426	5	2
Trading liabilities — derivative payables	59,053		63,423	75,458	78,155	94,944	(7)	(38)
All other noninterest-bearing liabilities	279,473		305,403	289,580	295,017	302,299	(8)	(8)

TOTAL LIABILITIES	1,874,434		1,828,548	1,841,556	1,869,169	1,898,669	3	(1)

Preferred stock	8,152		8,152	8,152	28,338	31,957	—	(74)
Common stockholders’ equity	156,094		156,525	149,468	140,865	136,493	—	14

TOTAL STOCKHOLDERS’ EQUITY	164,246		164,677	157,620	169,203	168,450	—	(2)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,038,680		$1,993,225	$1,999,176	$2,038,372	$2,067,119	2	(1)

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with banks	0.60%		0.95%	0.83%	1.45%	2.03%
Federal funds sold and securities purchased under resale agreements	0.97		0.92	0.96	1.04	1.64
Securities borrowed	0.10		0.14	(0.09)	(0.32)	0.29
Trading assets — debt instruments	4.56		4.63	4.78	4.91	5.27
Securities	3.54		3.32	3.62	3.64	4.16
Loans	5.91		5.51	5.64	5.65	5.87
Other assets (b)	1.36		1.42	2.18	0.80	2.44
Total interest-earning assets	4.07		3.80	3.95	4.00	4.41
INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.51		0.53	0.65	0.70	0.93
Federal funds purchased and securities sold under repurchase agreements	(0.05	)(d)	0.08	0.20	0.23	0.36
Commercial paper	0.19		0.20	0.23	0.24	0.47
Other borrowings and liabilities (c)	1.54		1.87	1.70	1.32	1.46
Beneficial interests issued by consolidated VIEs	1.36		1.32	1.43	1.59	1.57
Long-term debt	1.95		2.01	2.09	2.60	2.73
Total interest-bearing liabilities	0.83		0.88	0.95	1.04	1.23
INTEREST RATE SPREAD	3.24%		2.92%	3.00%	2.96%	3.18%

NET YIELD ON INTEREST-EARNING ASSETS	3.32%		3.02%	3.10%	3.07%	3.29%

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS (a)	3.32%		3.33%	3.40%	3.37%	3.60%

(a)	Effective January 1, 2010, the Firm adopted new FASB guidance which amended the accounting for the transfer of financial assets and the consolidation of VIEs. For additional information on the effect of the adoption, see page 4, footnote (a).

(b)	Includes margin loans and the Firm’s investment in asset-backed commercial paper under the Federal Reserve Bank of Boston’s AML facility, which declined to zero during the third quarter of 2009.

(c)	Includes securities sold but not yet purchased, brokerage customer payables and advances from Federal Home Loan Banks.

(d)	Reflects a benefit from the favorable market environment for dollar-roll financings in first quarter of 2010 and fourth quarter of 2009.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED SUMMARY
(in millions)
    The Firm prepares its consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”). That presentation, which is referred to as “reported basis,” provides the reader with an understanding of the Firm’s results that can be tracked consistently from year to year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements.
     In addition to analyzing the Firm’s results on a reported basis, management analyzes the Firm’s results and the results of the lines of business on a managed basis, which is a non-GAAP financial measure. For additional information about managed basis, refer to the notes on Non-GAAP Financial Measures on page 38.

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
CREDIT CARD INCOME
Credit card income — reported	$1,361	$1,844	$1,710	$1,719	$1,837	(26)%	(26)%
Impact of:
Credit card securitizations	N/A	(375)	(285)	(294)	(540)	NM	NM

Credit card income — managed	$1,361	$1,469	$1,425	$1,425	$1,297	(7)	5

OTHER INCOME
Other income — reported	$412	$231	$625	$10	$50	78	NM
Impact of:
Tax-equivalent adjustments	411	397	371	335	337	4	22

Other income — managed	$823	$628	$996	$345	$387	31	113

TOTAL NONINTEREST REVENUE
Total noninterest revenue — reported	$13,961	$10,786	$13,885	$12,953	$11,658	29	20
Impact of:
Credit card securitizations	N/A	(375)	(285)	(294)	(540)	NM	NM
Tax-equivalent adjustments	411	397	371	335	337	4	22

Total noninterest revenue — managed	$14,372	$10,808	$13,971	$12,994	$11,455	33	25

NET INTEREST INCOME
Net interest income — reported	$13,710	$12,378	$12,737	$12,670	$13,367	11	3
Impact of:
Credit card securitizations	N/A	1,992	1,983	1,958	2,004	NM	NM
Tax-equivalent adjustments	90	58	89	87	96	55	(6)

Net interest income — managed	$13,800	$14,428	$14,809	$14,715	$15,467	(4)	(11)

TOTAL NET REVENUE
Total net revenue — reported	$27,671	$23,164	$26,622	$25,623	$25,025	19	11
Impact of:
Credit card securitizations	N/A	1,617	1,698	1,664	1,464	NM	NM
Tax-equivalent adjustments	501	455	460	422	433	10	16

Total net revenue — managed	$28,172	$25,236	$28,780	$27,709	$26,922	12	5

PREPROVISION PROFIT
Total preprovision profit — reported	$11,547	$11,160	$13,167	$12,103	$11,652	3	(1)
Impact of:
Credit card securitizations	N/A	1,617	1,698	1,664	1,464	NM	NM
Tax-equivalent adjustments	501	455	460	422	433	10	16

Total preprovision profit — managed	$12,048	$13,232	$15,325	$14,189	$13,549	(9)	(11)

PROVISION FOR CREDIT LOSSES
Provision for credit losses — reported	$7,010	$7,284	$8,104	$8,031	$8,596	(4)	(18)
Impact of:
Credit card securitizations	N/A	1,617	1,698	1,664	1,464	NM	NM

Provision for credit losses — managed	$7,010	$8,901	$9,802	$9,695	$10,060	(21)	(30)

INCOME TAX EXPENSE
Income tax expense — reported	$1,211	$598	$1,551	$1,351	$915	103	32
Impact of:
Tax-equivalent adjustments	501	455	460	422	433	10	16

Income tax expense — managed	$1,712	$1,053	$2,011	$1,773	$1,348	63	27

N/A: Not applicable.

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — MANAGED BASIS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
TOTAL NET REVENUE (FTE)
Investment Bank (a)	$8,319	$4,929	$7,508	$7,301	$8,371	69%	(1)%
Retail Financial Services	7,776	7,669	8,218	7,970	8,835	1	(12)
Card Services	4,447	5,148	5,159	4,868	5,129	(14)	(13)
Commercial Banking	1,416	1,406	1,459	1,453	1,402	1	1
Treasury & Securities Services	1,756	1,835	1,788	1,900	1,821	(4)	(4)
Asset Management	2,131	2,195	2,085	1,982	1,703	(3)	25
Corporate/Private Equity (a)	2,327	2,054	2,563	2,235	(339)	13	NM

TOTAL NET REVENUE	$28,172	$25,236	$28,780	$27,709	$26,922	12	5

TOTAL PREPROVISION PROFIT
Investment Bank (a)	$3,481	$2,643	$3,234	$3,234	$3,597	32	(3)
Retail Financial Services	3,534	3,367	4,022	3,891	4,664	5	(24)
Card Services	3,045	3,752	3,853	3,535	3,783	(19)	(20)
Commercial Banking	877	863	914	918	849	2	3
Treasury & Securities Services	431	444	508	612	502	(3)	(14)
Asset Management	689	725	734	628	405	(5)	70
Corporate/Private Equity (a)	(9)	1,438	2,060	1,371	(251)	NM	96

TOTAL PREPROVISION PROFIT	$12,048	$13,232	$15,325	$14,189	$13,549	(9)	(11)

NET INCOME/(LOSS)
Investment Bank	$2,471	$1,901	$1,921	$1,471	$1,606	30	54
Retail Financial Services	(131)	(399)	7	15	474	67	NM
Card Services	(303)	(306)	(700)	(672)	(547)	1	45
Commercial Banking	390	224	341	368	338	74	15
Treasury & Securities Services	279	237	302	379	308	18	(9)
Asset Management	392	424	430	352	224	(8)	75
Corporate/Private Equity	228	1,197	1,287	808	(262)	(81)	NM

TOTAL NET INCOME	$3,326	$3,278	$3,588	$2,721	$2,141	1	55

AVERAGE EQUITY (b)
Investment Bank	$40,000	$33,000	$33,000	$33,000	$33,000	21	21
Retail Financial Services	28,000	25,000	25,000	25,000	25,000	12	12
Card Services	15,000	15,000	15,000	15,000	15,000	—	—
Commercial Banking	8,000	8,000	8,000	8,000	8,000	—	—
Treasury & Securities Services	6,500	5,000	5,000	5,000	5,000	30	30
Asset Management	6,500	7,000	7,000	7,000	7,000	(7)	(7)
Corporate/Private Equity	52,094	63,525	56,468	47,865	43,493	(18)	20

TOTAL AVERAGE EQUITY	$156,094	$156,525	$149,468	$140,865	$136,493	—	14

RETURN ON EQUITY (b)
Investment Bank	25%	23%	23%	18%	20%
Retail Financial Services	(2)	(6)	—	—	8
Card Services	(8)	(8)	(19)	(18)	(15)
Commercial Banking	20	11	17	18	17
Treasury & Securities Services	17	19	24	30	25
Asset Management	24	24	24	20	13

(a)	In the second quarter of 2009, Investment Bank (“IB”) began reporting credit reimbursement from TSS as a component of total net revenue, whereas TSS continued to report its credit reimbursement to IB as a separate line item on its income statement (not part of total net revenue). Corporate/Private Equity includes an adjustment to offset IB’s inclusion of the credit reimbursement in total net revenue. Prior periods have been revised for IB and Corporate/Private Equity to reflect this presentation.

(b)	Each business segment is allocated capital by taking into consideration stand-alone peer comparisons, economic risk measures and regulatory capital requirements. The amount of capital assigned to each business is referred to as equity. Effective January 1, 2010, the Firm enhanced its line of business equity framework to better align equity assigned to each line of business with the anticipated changes in the business, as well as changes in the competitive and regulatory landscape.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
INCOME STATEMENT
REVENUE
Investment banking fees	$1,446	$1,892	$1,658	$2,239	$1,380	(24)%	5%
Principal transactions	3,931	84	2,714	1,841	3,515	NM	12
Lending- and deposit-related fees	202	174	185	167	138	16	46
Asset management, administration and commissions	563	608	633	717	692	(7)	(19)
All other income (a)	49	(14)	63	(108)	(56)	NM	NM

Noninterest revenue	6,191	2,744	5,253	4,856	5,669	126	9
Net interest income	2,128	2,185	2,255	2,445	2,702	(3)	(21)

TOTAL NET REVENUE (b)	8,319	4,929	7,508	7,301	8,371	69	(1)

Provision for credit losses	(462)	(181)	379	871	1,210	(155)	NM

NONINTEREST EXPENSE
Compensation expense	2,928	549	2,778	2,677	3,330	433	(12)
Noncompensation expense	1,910	1,737	1,496	1,390	1,444	10	32

TOTAL NONINTEREST EXPENSE	4,838	2,286	4,274	4,067	4,774	112	1

Income before income tax expense	3,943	2,824	2,855	2,363	2,387	40	65
Income tax expense	1,472	923	934	892	781	59	88

NET INCOME	$2,471	$1,901	$1,921	$1,471	$1,606	30	54

FINANCIAL RATIOS
ROE	25%	23%	23%	18%	20%
ROA	1.48	1.12	1.12	0.83	0.89
Overhead ratio	58	46	57	56	57
Compensation expense as a percent of total net revenue	35	11	37	37	40
REVENUE BY BUSINESS
Investment banking fees:
Advisory	$305	$611	$384	$393	$479	(50)	(36)
Equity underwriting	413	549	681	1,103	308	(25)	34
Debt underwriting	728	732	593	743	593	(1)	23

Total investment banking fees	1,446	1,892	1,658	2,239	1,380	(24)	5
Fixed income markets	5,464	2,735	5,011	4,929	4,889	100	12
Equity markets	1,462	971	941	708	1,773	51	(18)
Credit portfolio (a)	(53)	(669)	(102)	(575)	329	92	NM

Total net revenue	$8,319	$4,929	$7,508	$7,301	$8,371	69	(1)

REVENUE BY REGION (a)
Americas	$4,562	$2,872	$3,850	$4,118	$4,316	59	6
Europe/Middle East/Africa	2,814	1,502	2,912	2,303	3,073	87	(8)
Asia/Pacific	943	555	746	880	982	70	(4)

Total net revenue	$8,319	$4,929	$7,508	$7,301	$8,371	69	(1)

(a)	Treasury & Securities Services (“TSS”) was charged a credit reimbursement related to certain exposures managed within the Investment Bank (“IB”) credit portfolio on behalf of clients shared with TSS. IB recognizes this credit reimbursement in its credit portfolio business in all other income.

(b)	Total net revenue included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $403 million, $357 million, $371 million, $334 million, and $365 million for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, and March 31, 2009, respectively.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
SELECTED BALANCE SHEET DATA (Period-end)
Loans (a):
Loans retained (b)	$53,010	$45,544	$55,703	$64,500	$66,506	16%	(20)%
Loans held-for-sale & loans at fair value	3,594	3,567	4,582	6,814	10,993	1	(67)

Total loans	56,604	49,111	60,285	71,314	77,499	15	(27)
Equity	40,000	33,000	33,000	33,000	33,000	21	21

SELECTED BALANCE SHEET DATA (Average)
Total assets	$676,122	$674,241	$678,796	$710,825	$733,166	—	(8)
Trading assets — debt and equity instruments	284,085	285,363	270,695	265,336	272,998	—	4
Trading assets — derivative receivables	66,151	72,640	86,651	100,536	125,021	(9)	(47)
Loans (a):
Loans retained (b)	58,501	51,573	61,269	68,224	70,041	13	(16)
Loans held-for-sale & loans at fair value	3,150	4,158	4,981	8,934	12,402	(24)	(75)

Total loans	61,651	55,731	66,250	77,158	82,443	11	(25)
Adjusted assets (c)	506,635	519,403	515,718	531,632	589,163	(2)	(14)
Equity	40,000	33,000	33,000	33,000	33,000	21	21

Headcount	24,977	24,654	24,828	25,783	26,142	1	(4)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$697	$685	$750	$433	$36	2	NM
Nonperforming assets:
Nonperforming loans:
Nonperforming loans retained (b)	2,459	3,196	4,782	3,407	1,738	(23)	41
Nonperforming loans held-for-sale and loans at fair value	282	308	128	112	57	(8)	395

Total nonperforming loans	2,741	3,504	4,910	3,519	1,795	(22)	53

Derivative receivables	363	529	624	704	1,010	(31)	(64)
Assets acquired in loan satisfactions	185	203	248	311	236	(9)	(22)

Total nonperforming assets	3,289	4,236	5,782	4,534	3,041	(22)	8
Allowance for credit losses:
Allowance for loan losses	2,601	3,756	4,703	5,101	4,682	(31)	(44)
Allowance for lending-related commitments	482	485	401	351	295	(1)	63

Total allowance for credit losses	3,083	4,241	5,104	5,452	4,977	(27)	(38)

Net charge-off rate (b)	4.83%	5.27%	4.86%	2.55%	0.21%
Allow. for loan losses to period-end loans retained (b)	4.91	8.25	8.44	7.91	7.04
Allow. for loan losses to average loans retained (b)	4.45	7.28	7.68	7.48	6.68
Allow. for loan losses to nonperforming loans retained (d)	106	118	98	150	269
Nonperforming loans to total period-end loans	4.84	7.13	8.14	4.93	2.32
Nonperforming loans to total average loans	4.45	6.29	7.41	4.56	2.18

(a)	Effective January 1, 2010, the Firm adopted new FASB guidance which amended the accounting for the transfer of financial assets and the consolidation of VIEs. Upon adoption of the new guidance, the Firm consolidated its Firm-administered multi-seller conduits. As a result, $15.1 billion of loans were recorded on the Consolidated Balance Sheet.

(b)	Loans retained included credit portfolio loans, leveraged leases and other accrual loans, and excluded loans held-for-sale and loans accounted for at fair value.

(c)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”); (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; (5) securities received as collateral; and (6) investments purchased under the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility. The amount of adjusted assets is presented to assist the reader in comparing IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which were considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(d)	Nonperforming loans excluded distressed loans held-for-sale that were purchased as part of IB’s proprietary activities.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and rankings data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR — 95% CONFIDENCE LEVEL
Trading activities:
Fixed income	$69	$121	$182	$179	$158	(43)%	(56)%
Foreign exchange	13	14	19	16	23	(7)	(43)
Equities	24	21	19	50	97	14	(75)
Commodities and other	15	17	23	22	20	(12)	(25)
Diversification (a)	(49)	(62)	(97)	(97)	(108)	21	55

Total trading VaR (b)	72	111	146	170	190	(35)	(62)

Credit portfolio VaR (c)	19	24	29	68	86	(21)	(78)
Diversification (a)	(9)	(11)	(32)	(60)	(63)	18	86

Total trading and credit portfolio VaR	$82	$124	$143	$178	$213	(34)	(62)

	YTD March 31, 2010		Full Year 2009
	Market Share	Rankings	Market Share	Rankings
MARKET SHARES AND RANKINGS (d)
Global Investment Banking Fees (e)	8%	#1	9%	#1
Global debt, equity and equity-related	7%	#1	9%	#1
Global syndicated loans	9%	#1	8%	#1
Global long-term debt (f)	7%	#3	8%	#1
Global equity and equity-related (g)	9%	#1	12%	#1
Global announced M&A (h)	18%	#5	25%	#3
U.S. debt, equity and equity-related	12%	#2	15%	#1
U.S. syndicated loans	21%	#1	22%	#1
U.S. long-term debt (f)	11%	#2	14%	#1
U.S. equity and equity-related (g)	20%	#1	16%	#2
U.S. announced M&A (h)	29%	#3	37%	#2

(a)	Average VaRs were less than the sum of the VaRs of their market risk components, which was due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is usually less than the sum of the risks of the positions themselves.

(b)	IB Trading VaR includes predominantly all trading activities in IB, as well as syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, such as correlation risk. IB Trading VaR does not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Credit portfolio VaR includes the derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(d)	Source: Dealogic. Global Investment Banking fees reflects fee rank and share. Remainder of rankings reflect volume rank and share.

(e)	Global IB fees exclude money market, short term debt and shelf deals.

(f)	Long-term debt tables include investment grade, high yield, supranationals, sovereigns, agencies, covered bonds, asset-backed securities and mortgage-backed securities; exclude money market, short term debt, and U.S.municipal securities.

(g)	Equity and equity-related rankings include rights offerings and Chinese A-Shares.

(h)	Global announced M&A is based upon value at announcement; all other rankings are based upon proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. M&A 1Q10 and 2009 reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$841	$972	$1,046	$1,003	$948	(13)%	(11)%
Asset management, administration and commissions	452	406	408	425	435	11	4
Mortgage fees and related income	655	481	873	807	1,633	36	(60)
Credit card income	450	441	416	411	367	2	23
Other income	354	299	321	294	214	18	65

Noninterest revenue	2,752	2,599	3,064	2,940	3,597	6	(23)
Net interest income	5,024	5,070	5,154	5,030	5,238	(1)	(4)

TOTAL NET REVENUE	7,776	7,669	8,218	7,970	8,835	1	(12)

Provision for credit losses	3,733	4,229	3,988	3,846	3,877	(12)	(4)

NONINTEREST EXPENSE
Compensation expense	1,770	1,722	1,728	1,631	1,631	3	9
Noncompensation expense	2,402	2,499	2,385	2,365	2,457	(4)	(2)
Amortization of intangibles	70	81	83	83	83	(14)	(16)

TOTAL NONINTEREST EXPENSE	4,242	4,302	4,196	4,079	4,171	(1)	2

Income/(loss) before income tax expense (benefit)	(199)	(862)	34	45	787	77	NM
Income tax expense/(benefit)	(68)	(463)	27	30	313	85	NM

NET INCOME/(LOSS)	$(131)	$(399)	$7	$15	$474	67	NM

FINANCIAL RATIOS
ROE	(2)%	(6)%	—%	—%	8%
Overhead ratio	55	56	51	51	47
Overhead ratio excluding core deposit intangibles (a)	54	55	50	50	46

SELECTED BALANCE SHEET DATA (Period-end)
Assets	$382,475	$387,269	$397,673	$399,916	$412,505	(1)	(7)
Loans:
Loans retained	339,002	340,332	346,765	353,934	364,220	—	(7)
Loans held-for-sale and loans at fair value (b)	11,296	14,612	14,303	13,192	12,529	(23)	(10)

Total loans	350,298	354,944	361,068	367,126	376,749	(1)	(7)
Deposits	362,470	357,463	361,046	371,241	380,140	1	(5)
Equity	28,000	25,000	25,000	25,000	25,000	12	12

SELECTED BALANCE SHEET DATA (Average)
Assets	$393,867	$395,045	$401,620	$410,228	$423,472	—	(7)
Loans:
Loans retained	342,997	343,411	349,762	359,372	366,925	—	(7)
Loans held-for-sale and loans at fair value (b)	17,055	17,670	19,025	19,043	16,526	(3)	3

Total loans	360,052	361,081	368,787	378,415	383,451	—	(6)
Deposits	356,934	356,464	366,944	377,259	370,278	—	(4)
Equity	28,000	25,000	25,000	25,000	25,000	12	12

Headcount	112,616	108,971	106,951	103,733	100,677	3	12

(a)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions of $70 million, $80 million, $83 million, $82 million and $83 million for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. These loans totaled $8.4 billion, $12.5 billion, $12.8 billion, $11.3 billion and $8.9 billion at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively. Average balances of these loans totaled $14.2 billion, $16.0 billion, $17.7 billion, $16.2 billion and $13.4 billion for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$2,438	$2,738	$2,550	$2,649	$2,176	(11)%	12%
Nonperforming loans:
Nonperforming loans retained	10,769	10,611	10,091	8,792	7,714	1	40
Nonperforming loans held-for-sale and loans at fair value	217	234	242	203	264	(7)	(18)

Total nonperforming loans (a) (b) (c)	10,986	10,845	10,333	8,995	7,978	1	38
Nonperforming assets (a) (b) (c)	12,191	12,098	11,883	10,554	9,846	1	24
Allowance for loan losses	16,200	14,776	13,286	11,832	10,619	10	53
Net charge-off rate (e)	2.88%	3.16%	2.89%	2.96%	2.41%
Net charge-off rate excluding purchased credit-impaired loans (d) (e)	3.76	4.16	3.81	3.89	3.16
Allowance for loan losses to ending loans retained (e)	4.78	4.34	3.83	3.34	2.92
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (d) (e)	5.16	5.09	4.63	4.41	3.84
Allowance for loan losses to nonperforming loans retained (a) (d) (e)	124	124	121	135	138
Nonperforming loans to total loans	3.14	3.06	2.86	2.45	2.12
Nonperforming loans to total loans excluding purchased credit-impaired loans (a)	4.05	3.96	3.72	3.19	2.76

(a)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing.

(b)	Certain of these loans are classified as trading assets on the Consolidated Balance Sheets.

(c)	Nonperforming loans and assets exclude: (1) mortgage loans insured by U.S. government agencies of $10.5 billion, $9.0 billion, $7.0 billion, $4.2 billion and $4.2 billion at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively; (2) real estate owned insured by U.S. government agencies of $707 million, $579 million, $579 million, $508 million and $433 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $660 million, $542 million, $511 million, $473 million and $433 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively. These amounts are excluded as reimbursement is proceeding normally.

(d)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $2.8 billion, $1.6 billion and $1.1 billion was recorded for these loans at March 31, 2010, December 31, 2009 and September 30, 2009, respectively, which has also been excluded from applicable ratios. No allowance for loan losses was recorded at June 30, 2009 and March 31, 2009. To date, no charge-offs have been recorded for these loans.

(e)	Loans held-for-sale and loans accounted for at fair value were excluded when calculating the allowance coverage ratio and net charge-off rate.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
RETAIL BANKING
Noninterest revenue	$1,702	$1,804	$1,844	$1,803	$1,718	(6)%	(1)%
Net interest income	2,635	2,716	2,732	2,719	2,614	(3)	1

Total net revenue	4,337	4,520	4,576	4,522	4,332	(4)	—
Provision for credit losses	191	248	208	361	325	(23)	(41)
Noninterest expense	2,577	2,574	2,646	2,557	2,580	—	—

Income before income tax expense	1,569	1,698	1,722	1,604	1,427	(8)	10

Net income	$898	$1,027	$1,043	$970	$863	(13)	4

Overhead ratio	59%	57%	58%	57%	60%
Overhead ratio excluding core deposit intangibles (a)	58	55	56	55	58
BUSINESS METRICS (in billions)
Business banking origination volume	$0.9	$0.7	$0.5	$0.6	$0.5	35	96
End-of-period loans owned	16.8	17.0	17.4	17.8	18.2	(1)	(8)
End-of-period deposits:
Checking	$123.8	$121.9	$115.5	$114.1	$113.9	2	9
Savings	163.4	153.4	151.6	150.4	152.4	7	7
Time and other	53.2	58.0	66.6	78.9	86.5	(8)	(38)

Total end-of-period deposits	340.4	333.3	333.7	343.4	352.8	2	(4)
Average loans owned	$16.9	$17.2	$17.7	$18.0	$18.4	(2)	(8)
Average deposits:
Checking	$119.7	$116.4	$114.0	$114.2	$109.4	3	9
Savings	158.6	153.1	151.2	151.2	148.2	4	7
Time and other	55.6	60.3	74.4	82.7	88.2	(8)	(37)

Total average deposits	333.9	329.8	339.6	348.1	345.8	1	(3)
Deposit margin	3.02%	3.06%	2.99%	2.92%	2.85%
Average assets	$28.9	$28.2	$28.1	$29.1	$30.2	2	(4)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$191	$248	$208	$211	$175	(23)	9
Net charge-off rate	4.58%	5.72%	4.66%	4.70%	3.86%
Nonperforming assets	$872	$839	$816	$686	$579	4	51
RETAIL BRANCH BUSINESS METRICS
Investment sales volume	$5,956	$5,851	$6,243	$5,292	$4,398	2	35
Number of:
Branches	5,155	5,154	5,126	5,203	5,186	—	(1)
ATMs	15,549	15,406	15,038	14,144	14,159	1	10
Personal bankers	19,003	17,991	16,941	15,959	15,544	6	22
Sales specialists	6,315	5,912	5,530	5,485	5,454	7	16
Active online customers (in thousands)	16,208	15,424	13,852	13,930	12,882	5	26
Checking accounts (in thousands)	25,830	25,712	25,546	25,252	24,984	—	3

(a)	Retail Banking uses the overhead ratio (excluding the amortization of CDI), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions of $70 million, $80 million, $83 million, $82 million and $83 million for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
MORTGAGE BANKING & OTHER CONSUMER LENDING
Noninterest revenue (a)	$1,018	$801	$1,201	$1,134	$1,921	27%	(47)%
Net interest income	893	802	834	721	808	11	11

Total net revenue	1,911	1,603	2,035	1,855	2,729	19	(30)
Provision for credit losses	217	242	222	366	405	(10)	(46)
Noninterest expense	1,246	1,163	1,139	1,105	1,137	7	10

Income before income tax expense	448	198	674	384	1,187	126	(62)

Net income (a)	$257	$266	$412	$235	$730	(3)	(65)

Overhead ratio	65%	73%	56%	60%	42%
BUSINESS METRICS (in billions)
End-of-period loans owned:
Auto loans	$47.4	$46.0	$44.3	$42.9	$43.1	3	10
Mortgage (b)	13.7	11.9	10.1	8.9	8.8	15	56
Student loans and other	17.4	15.8	15.6	15.7	17.4	10	—

Total end-of-period loans owned	78.5	73.7	70.0	67.5	69.3	7	13
Average loans owned:
Auto loans	$46.9	$45.3	$43.3	$43.1	$42.5	4	10
Mortgage (b)	12.5	10.6	8.9	8.4	7.4	18	69
Student loans and other	18.4	15.6	15.3	16.8	17.6	18	5

Total average loans owned (c)	77.8	71.5	67.5	68.3	67.5	9	15
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Auto loans	$102	$148	$159	$146	$174	(31)	(41)
Mortgage	6	—	7	2	5	NM	20
Student loans and other	64	92	60	101	34	(30)	88

Total net charge-offs	$172	$240	$226	$249	$213	(28)	(19)
Net charge-off rate:
Auto loans	0.88%	1.30%	1.46%	1.36%	1.66%
Mortgage	0.20	—	0.32	0.10	0.29
Student loans and other	1.64	2.59	1.66	2.79	0.92
Total net charge-off rate (c)	0.93	1.36	1.35	1.52	1.34
30+ day delinquency rate (d) (e)	1.47%	1.75%	1.76%	1.80%	1.56%
Nonperforming assets (f)	$1,006	$912	$872	$783	$830	10	21

(a)	Losses related to the repurchase of previously-sold loans are recorded as a reduction of production revenue. These losses totaled $432 million, $672 million, $465 million, $255 million and $220 million for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively. The losses resulted in a negative impact on net income of $252 million, $413 million, $286 million, $157 million and $135 million for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

(b)	Predominantly represents loans repurchased from Government National Mortgage Association (“GNMA”) pools, which are insured by U.S. government agencies.

(c)	Total average loans owned includes loans held-for-sale of $2.9 billion, $1.7 billion, $1.3 billion, $2.8 billion and $3.1 billion for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively. These amounts are excluded when calculating the net charge-off rate.

(d)	Excludes mortgage loans that are insured by U.S. government agencies of $11.2 billion, $9.7 billion, $7.7 billion, $5.1 billion and $4.9 billion at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively. These amounts are excluded as reimbursement is proceeding normally.

(e)	Excludes loans that are 30 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program of $1.0 billion, $942 million, $903 million, $854 million and $770 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively. These amounts are excluded as reimbursement is proceeding normally.

(f)	Nonperforming loans and assets excludes: (1) mortgage loans insured by U.S. government agencies of $10.5 billion, $9.0 billion, $7.0 billion, $4.2 billion and $4.2 billion at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively; (2) real estate owned insured by U.S. government agencies of $707 million, $579 million, $579 million, $508 million and $433 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $660 million, $542 million, $511 million, $473 million and $433 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively. These amounts are excluded as reimbursement is proceeding normally.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions, except ratio data where otherwise noted)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
MORTGAGE BANKING & OTHER CONSUMER LENDING (continued)
Origination volume:
Mortgage origination volume by channel
Retail	$11.4	$12.3	$13.3	$14.7	$13.6	(7)%	(16)%
Wholesale (a)	0.4	0.6	0.7	0.7	1.6	(33)	(75)
Correspondent (a)	16.0	20.0	21.1	21.9	18.0	(20)	(11)
CNT (negotiated transactions)	3.9	1.9	2.0	3.8	4.5	105	(13)

Total mortgage origination volume	31.7	34.8	37.1	41.1	37.7	(9)	(16)

Student loans	1.6	0.6	1.5	0.4	1.7	167	(6)
Auto	6.3	5.9	6.9	5.3	5.6	7	13
Application volume:
Mortgage application volume by channel
Retail	$20.3	$17.4	$17.8	$23.0	$32.7	17	(38)
Wholesale (a)	0.8	0.7	1.1	1.3	1.8	14	(56)
Correspondent (a)	18.2	25.3	26.6	29.7	29.2	(28)	(38)

Total mortgage application volume	39.3	43.4	45.5	54.0	63.7	(9)	(38)

Average mortgage loans held-for-sale and loans at fair value (b)	14.5	16.2	18.0	16.7	14.0	(10)	4
Average assets	124.8	119.5	115.2	111.6	113.4	4	10
Third-party mortgage loans serviced (ending)	1,075.0	1,082.1	1,098.9	1,117.5	1,148.8	(1)	(6)
Third-party mortgage loans serviced (average)	1,076.4	1,088.8	1,104.4	1,128.1	1,155.0	(1)	(7)
MSR net carrying value (ending)	15.5	15.5	13.6	14.6	10.6	—	46
Ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending)	1.44%	1.43%	1.24%	1.31%	0.92%
SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS (in millions)
Production revenue	$1	$(192)	$(70)	$284	$481	NM	(100)

Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	1,107	1,221	1,220	1,279	1,222	(9)	(9)
Other changes in MSR asset fair value	(605)	(657)	(712)	(837)	(1,073)	8	44

Total operating revenue	502	564	508	442	149	(11)	237
Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model	(96)	1,762	(1,099)	3,831	1,310	NM	NM
Derivative valuation adjustments and other	248	(1,653)	1,534	(3,750)	(307)	NM	NM

Total risk management	152	109	435	81	1,003	39	(85)

Total net mortgage servicing revenue	654	673	943	523	1,152	(3)	(43)

Mortgage fees and related income	655	481	873	807	1,633	36	(60)
Ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average)	0.42%	0.44%	0.44%	0.45%	0.43%
MSR revenue multiple (c)	3.43x	3.25x	2.82x	2.91x	2.14x

(a)	Includes rural housing loans sourced through brokers and correspondents, which are underwritten under U.S. Department of Agriculture guidelines. Prior period amounts have been revised to conform with the current period presentation.

(b)	Loans at fair value consist of prime mortgages originated with the intent to sell that are accounted for at fair value and classified as trading assets on the Consolidated Balance Sheets. Average balances of these loans totaled $14.2 billion, $16.0 billion, $17.7 billion, $16.2 billion and $13.4 billion for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

(c)	Represents the ratio of MSR net carrying value (ending) to third-party mortgage loans serviced (ending) divided by the ratio of annualized loan servicing revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
REAL ESTATE PORTFOLIOS
Noninterest revenue	$32	$(6)	$19	$3	$(42)	NM %	NM %
Net interest income	1,496	1,552	1,588	1,590	1,816	(4)	(18)

Total net revenue	1,528	1,546	1,607	1,593	1,774	(1)	(14)
Provision for credit losses	3,325	3,739	3,558	3,119	3,147	(11)	6
Noninterest expense	419	565	411	417	454	(26)	(8)

Income/(loss) before income tax expense/(benefit)	(2,216)	(2,758)	(2,362)	(1,943)	(1,827)	20	(21)

Net income/(loss)	$(1,286)	$(1,692)	$(1,448)	$(1,190)	$(1,119)	24	(15)

Overhead ratio	27%	37%	26%	26%	26%
BUSINESS METRICS (in billions)
LOANS EXCLUDING PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$97.7	$101.4	$104.8	$108.2	$111.7	(4)	(13)
Prime mortgage	46.8	47.5	50.0	53.2	56.6	(1)	(17)
Subprime mortgage	13.2	12.5	13.3	13.8	14.6	6	(10)
Option ARMs	8.6	8.5	8.9	9.0	9.0	1	(4)
Other	1.0	0.7	0.7	0.9	0.9	43	11

Total end-of-period loans owned	167.3	170.6	177.7	185.1	192.8	(2)	(13)
Average loans owned:
Home equity	$99.5	$103.3	$106.6	$110.1	$113.4	(4)	(12)
Prime mortgage	47.9	48.8	51.7	54.9	58.0	(2)	(17)
Subprime mortgage	13.8	12.8	13.6	14.3	14.9	8	(7)
Option ARMs	8.7	8.7	8.9	9.1	8.8	—	(1)
Other	1.1	0.7	0.8	0.9	0.9	57	22

Total average loans owned	171.0	174.3	181.6	189.3	196.0	(2)	(13)
PURCHASED CREDIT-IMPAIRED LOANS (a)
End-of-period loans owned:
Home equity	$26.0	$26.5	$27.1	$27.7	$28.4	(2)	(8)
Prime mortgage	19.2	19.7	20.2	20.8	21.4	(3)	(10)
Subprime mortgage	5.8	6.0	6.1	6.4	6.6	(3)	(12)
Option ARMs	28.3	29.0	29.8	30.5	31.2	(2)	(9)

Total end-of-period loans owned	79.3	81.2	83.2	85.4	87.6	(2)	(9)
Average loans owned:
Home equity	$26.2	$26.7	$27.4	$28.0	$28.4	(2)	(8)
Prime mortgage	19.5	20.0	20.5	21.0	21.6	(3)	(10)
Subprime mortgage	5.9	6.1	6.2	6.5	6.7	(3)	(12)
Option ARMs	28.6	29.3	30.2	31.0	31.4	(2)	(9)

Total average loans owned	80.2	82.1	84.3	86.5	88.1	(2)	(9)
TOTAL REAL ESTATE PORTFOLIOS
End-of-period loans owned:
Home equity	$123.7	$127.9	$131.9	$135.9	$140.1	(3)	(12)
Prime mortgage	66.0	67.2	70.2	74.0	78.0	(2)	(15)
Subprime mortgage	19.0	18.5	19.4	20.2	21.2	3	(10)
Option ARMs	36.9	37.5	38.7	39.5	40.2	(2)	(8)
Other	1.0	0.7	0.7	0.9	0.9	43	11

Total end-of-period loans owned	246.6	251.8	260.9	270.5	280.4	(2)	(12)
Average loans owned:
Home equity	$125.7	$130.0	$134.0	$138.1	$141.8	(3)	(11)
Prime mortgage	67.4	68.8	72.2	75.9	79.6	(2)	(15)
Subprime mortgage	19.7	18.9	19.8	20.8	21.6	4	(9)
Option ARMs	37.3	38.0	39.1	40.1	40.2	(2)	(7)
Other	1.1	0.7	0.8	0.9	0.9	57	22

Total average loans owned	251.2	256.4	265.9	275.8	284.1	(2)	(12)
Average assets	240.2	247.3	258.3	269.5	279.9	(3)	(14)
Home equity origination volume	0.3	0.4	0.5	0.6	0.9	(25)	(67)

(a)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
REAL ESTATE PORTFOLIOS (continued) CREDIT DATA AND QUALITY STATISTICS
Net charge-offs excluding purchased credit-impaired loans(a)
Home equity	$1,126	$1,177	$1,142	$1,265	$1,098	(4)%	3%
Prime mortgage	453	568	518	479	307	(20)	48
Subprime mortgage	457	452	422	410	364	1	26
Option ARMs	23	29	15	15	4	(21)	475
Other	16	24	19	20	15	(33)	7

Total net charge-offs	2,075	2,250	2,116	2,189	1,788	(8)	16
Net charge-off rate excluding purchased credit-impaired loans(a)
Home equity	4.59%	4.52%	4.25%	4.61%	3.93%
Prime mortgage	3.84	4.62	3.98	3.50	2.15
Subprime mortgage	13.43	14.01	12.31	11.50	9.91
Option ARMs	1.07	1.32	0.67	0.66	0.18
Other	5.90	13.60	9.42	8.91	6.76
Total net charge-off rate excluding purchased credit-impaired loans	4.92	5.12	4.62	4.64	3.70
Net charge-off rate — reported
Home equity	3.63	3.59	3.38	3.67	3.14
Prime mortgage	2.73	3.28	2.85	2.53	1.56
Subprime mortgage	9.41	9.49	8.46	7.91	6.83
Option ARMs	0.25	0.30	0.15	0.15	0.04
Other	5.90	13.60	9.42	8.91	6.76
Total net charge-off rate — reported	3.35	3.48	3.16	3.18	2.55
30+ day delinquency rate excluding purchased credit-impaired loans (b)	7.28	7.73	7.46	6.46	5.87
Allowance for loan losses	$14,127	$12,752	$11,261	$9,821	$8,870	11	59
Nonperforming assets (c)	10,313	10,347	10,196	9,085	8,437	—	22
Allowance for loan losses to ending loans retained	5.73%	5.06%	4.32%	3.63%	3.16%
Allowance for loan losses to ending loans retained excluding purchased credit-impaired loans (a)	6.76	6.55	5.72	5.31	4.60

(a)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. An allowance for loan losses of $2.8 billion, $1.6 billion and $1.1 billion was recorded for these loans at March 31, 2010, December 31, 2009 and September 30, 2009, respectively, which has also been excluded from applicable ratios. No allowance for losses was recorded at June 30, 2009 and March 31, 2009. To date, no charge-offs have been recorded for these loans.

(b)	The delinquency rate for purchased credit-impaired loans was 28.49%, 27.79%, 25.56%, 23.37% and 21.36% at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

(c)	Excludes purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
INCOME STATEMENT (a)
REVENUE
Credit card income	$813	$931	$916	$921	$844	(13)%	(4)%
All other income	(55)	(46)	(85)	(364)	(197)	(20)	72

Noninterest revenue	758	885	831	557	647	(14)	17
Net interest income	3,689	4,263	4,328	4,311	4,482	(13)	(18)

TOTAL NET REVENUE	4,447	5,148	5,159	4,868	5,129	(14)	(13)

Provision for credit losses	3,512	4,239	4,967	4,603	4,653	(17)	(25)

NONINTEREST EXPENSE
Compensation expense	330	336	354	329	357	(2)	(8)
Noncompensation expense	949	938	829	873	850	1	12
Amortization of intangibles	123	122	123	131	139	1	(12)

TOTAL NONINTEREST EXPENSE	1,402	1,396	1,306	1,333	1,346	—	4

Income/(loss) before income tax expense/(benefit)	(467)	(487)	(1,114)	(1,068)	(870)	4	46
Income tax expense/(benefit)	(164)	(181)	(414)	(396)	(323)	9	49

NET INCOME/(LOSS)	$(303)	$(306)	$(700)	$(672)	$(547)	1	45

Memo: Net securitization income/(loss)	N/A	$17	$(43)	$(268)	$(180)	NM	NM

FINANCIAL RATIOS (a)
ROE	(8)%	(8)%	(19)%	(18)%	(15)%
Overhead ratio	32	27	25	27	26
Percentage of average outstandings:
Net interest income	9.60	10.36	10.15	9.93	9.91
Provision for credit losses	9.14	10.30	11.65	10.60	10.29
Noninterest revenue	1.97	2.15	1.95	1.28	1.43
Risk adjusted margin (b)	2.43	2.21	0.45	0.61	1.05
Noninterest expense	3.65	3.39	3.06	3.07	2.98
Pretax income/(loss) (ROO) (c)	(1.22)	(1.18)	(2.61)	(2.46)	(1.92)
Net income/(loss)	(0.79)	(0.74)	(1.64)	(1.55)	(1.21)

BUSINESS METRICS
Sales volume (in billions)	$69.4	$78.8	$74.7	$74.0	$66.6	(12)	4
New accounts opened (in millions)	2.5	3.2	2.4	2.4	2.2	(22)	14
Open accounts (in millions)	88.9	93.3	93.6	100.3	105.7	(5)	(16)
Merchant acquiring business
Bank card volume (in billions)	$108.0	$110.4	$103.5	$101.4	$94.4	(2)	14
Total transactions (in billions)	4.7	4.9	4.5	4.5	4.1	(4)	15

(a)	Effective January 1, 2010, the Firm adopted new FASB guidance which amended the accounting for the transfer of financial assets and the consolidation of VIEs. Upon adoption of the new guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts. As a result, $84.7 billion of loans and $7.4 billion of allowance for loan losses were recorded on the Consolidated Balance Sheet, while $16.7 billion of retained securitization interests reported at December 31, 2009 were eliminated upon consolidation. Financial information presented for periods ended after January 1, 2010 are comparable with those previously presented on a managed basis. For further discussion, see page 38 of this Financial Supplement.

(b)	Represents total net revenue less provision for credit losses.

(c)	Pretax return on average managed outstandings.

N/A: Not applicable

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans on balance sheets	$149,260	$78,786	$78,215	$85,736	$90,911	89%	64%
Securitized and unconsolidated loans (a)	N/A	84,626	87,028	85,790	85,220	NM	NM

Total loans	$149,260	$163,412	$165,243	$171,526	$176,131	(9)	(15)

Equity	$15,000	$15,000	$15,000	$15,000	$15,000	—	—

SELECTED BALANCE SHEET DATA (Average)
Managed assets	$156,968	$184,535	$192,141	$193,310	$201,200	(15)	(22)
Loans:
Loans on balance sheets	$155,790	$77,759	$83,146	$89,692	$97,783	100	59
Securitized and unconsolidated loans (a)	N/A	85,452	86,017	84,417	85,619	NM	NM

Total average loans	$155,790	$163,211	$169,163	$174,109	$183,402	(5)	(15)

Equity	$15,000	$15,000	$15,000	$15,000	$15,000	—	—

Headcount	22,478	22,676	22,850	22,897	23,759	(1)	(5)

CREDIT QUALITY STATISTICS (a)
Net charge-offs	$4,512	$3,839	$4,392	$4,353	$3,493	18	29
Net charge-off rate (b)	11.75%	9.33%	10.30%	10.03%	7.72%

Delinquency rates
30+ day (b)	5.62%	6.28%	5.99%	5.86%	6.16%
90+ day (b)	3.15	3.59	2.76	3.25	3.22

Allowance for loan losses (c)	$16,032	$9,672	$9,297	$8,839	$8,849	66	81
Allowance for loan losses to period-end loans (c) (d)	10.74%	12.28%	11.89%	10.31%	9.73%

KEY STATS — WASHINGTON MUTUAL ONLY
Loans	$17,204	$19,653	$21,163	$23,093	$25,908	(12)	(34)
Average loans	18,607	20,377	22,287	24,418	27,578	(9)	(33)
Net interest income (e)	15.06%	17.12%	17.04%	17.90%	16.45%
Risk adjusted margin (e) (f)	2.47	(0.66)	(4.45)	(3.89)	4.42
Net charge-off rate (g)	24.14	20.49	21.94	19.17	14.57
30+ day delinquency rate (g)	10.49	12.72	12.44	11.98	10.89
90+ day delinquency rate (g)	6.32	7.76	6.21	6.85	5.79

KEY STATS — EXCLUDING WASHINGTON MUTUAL
Loans	$132,056	$143,759	$144,080	$148,433	$150,223	(8)	(12)
Average loans	137,183	142,834	146,876	149,691	155,824	(4)	(12)
Net interest income (e)	8.86%	9.40%	9.10%	8.63%	8.75%
Risk adjusted margin (e) (f)	2.43	2.62	1.19	1.34	0.46
Net charge-off rate	10.54	8.64	9.41	8.97	6.86
30+ day delinquency rate	4.99	5.52	5.38	5.27	5.34
90+ day delinquency rate	2.74	3.13	2.48	2.90	2.78

(a)	Effective January 1, 2010, the Firm adopted new FASB guidance which amended the accounting for the transfer of financial assets and the consolidation of VIEs. Upon adoption of the new guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts. As a result, $84.7 billion of loans and $7.4 billion of allowance for loan losses were recorded on the Consolidated Balance Sheet, while $16.7 billion of retained securitization interests reported at December 31, 2009 were eliminated upon consolidation. Financial information presented for periods ended after January 1, 2010 are comparable with those previously presented on a managed basis. For further discussion, see page 38 of this Financial Supplement.

(b)	Results reflect the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust. Delinquency rates for March 31, 2010 are not impacted.

(c)	Based on loans on balance sheets.

(d)	Includes $1.0 billion, $3.0 billion and $5.0 billion of loans at December 31, 2009, September 30, 2009 and June 30, 2009, respectively, held by the Washington Mutual Master Trust, which were consolidated onto the Card Services balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009, September 30, 2009 and June 30, 2009. Excluding these loans, the allowance for loan losses to period-end loans would have been 12.43%, 12.36% and 10.95%, respectively.

(e)	As a percentage of average managed outstandings.

(f)	Represents total net revenue less provision for credit losses.

(g)	Excludes the impact of purchase accounting adjustments related to the Washington Mutual transaction and the consolidation of the Washington Mutual Master Trust. Delinquency rates for March 31, 2010 are not impacted.

N/A: Not applicable.

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
INCOME STATEMENT DATA
Credit card income
Reported	$813	$1,306	$1,201	$1,215	$1,384	(38)%	(41)%
Securitization adjustments (a)	N/A	(375)	(285)	(294)	(540)	NM	NM

Managed credit card income	$813	$931	$916	$921	$844	(13)	(4)

Net interest income
Reported	$3,689	$2,271	$2,345	$2,353	$2,478	62	49
Securitization adjustments (a)	N/A	1,992	1,983	1,958	2,004	NM	NM

Managed net interest income	$3,689	$4,263	$4,328	$4,311	$4,482	(13)	(18)

Total net revenue
Reported	$4,447	$3,531	$3,461	$3,204	$3,665	26	21
Securitization adjustments (a)	N/A	1,617	1,698	1,664	1,464	NM	NM

Managed total net revenue	$4,447	$5,148	$5,159	$4,868	$5,129	(14)	(13)

Provision for credit losses
Reported	$3,512	$2,622	$3,269	$2,939	$3,189	34	10
Securitization adjustments (a)	N/A	1,617	1,698	1,664	1,464	NM	NM

Managed provision for credit losses	$3,512	$4,239	$4,967	$4,603	$4,653	(17)	(25)

BALANCE SHEETS — AVERAGE BALANCES
Total average assets
Reported	$156,968	$102,748	$109,362	$111,722	$118,418	53	33
Securitization adjustments (a)	N/A	81,787	82,779	81,588	82,782	NM	NM

Managed average assets	$156,968	$184,535	$192,141	$193,310	$201,200	(15)	(22)

CREDIT QUALITY STATISTICS
Net charge-offs
Reported	$4,512	$2,222	$2,694	$2,689	$2,029	103	122
Securitization adjustments (a)	N/A	1,617	1,698	1,664	1,464	NM	NM

Managed net charge-offs	$4,512	$3,839	$4,392	$4,353	$3,493	18	29

Net charge-off rates
Reported	11.75%	11.34%	12.85%	12.03%	8.42%
Securitized and unconsolidated (a)	N/A	7.51	7.83	7.91	6.93
Managed net charge-off rate	11.75	9.33	10.30	10.03	7.72

(a)	Effective January 1, 2010, the Firm adopted new FASB guidance which amended the accounting for the transfer of financial assets and the consolidation of VIEs. Upon adoption of the new guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts. As a result, reported and managed basis are comparable for periods ended after January 1, 2010. For further discussion, see page 38 of this Financial Supplement.

N/A: Not applicable.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$277	$279	$269	$270	$263	(1)%	5%
Asset management, administration and commissions	37	35	35	36	34	6	9
All other income (a)	186	149	170	152	125	25	49

Noninterest revenue	500	463	474	458	422	8	18
Net interest income	916	943	985	995	980	(3)	(7)

TOTAL NET REVENUE	1,416	1,406	1,459	1,453	1,402	1	1

Provision for credit losses	214	494	355	312	293	(57)	(27)
NONINTEREST EXPENSE
Compensation expense	206	183	196	197	200	13	3
Noncompensation expense	324	351	339	327	342	(8)	(5)
Amortization of intangibles	9	9	10	11	11	—	(18)

TOTAL NONINTEREST EXPENSE	539	543	545	535	553	(1)	(3)

Income before income tax expense	663	369	559	606	556	80	19
Income tax expense	273	145	218	238	218	88	25

NET INCOME	$390	$224	$341	$368	$338	74	15

Revenue by product:
Lending	$658	$639	$675	$684	$665	3	(1)
Treasury services	638	645	672	679	646	(1)	(1)
Investment banking	105	108	99	114	73	(3)	44
Other	15	14	13	(24)	18	7	(17)

Total Commercial Banking revenue	$1,416	$1,406	$1,459	$1,453	$1,402	1	1

IB revenue, gross (b)	$311	$328	$301	$328	$206	(5)	51

Revenue by client segment:
Middle Market Banking	$746	$760	$771	$772	$752	(2)	(1)
Commercial Term Lending	229	191	232	224	228	20	—
Mid-Corporate Banking	263	277	278	305	242	(5)	9
Real Estate Banking	100	100	121	120	120	—	(17)
Other	78	78	57	32	60	—	30

Total Commercial Banking revenue	$1,416	$1,406	$1,459	$1,453	$1,402	1	1

FINANCIAL RATIOS
ROE	20%	11%	17%	18%	17%
Overhead ratio	38	39	37	37	39

(a)	Revenue from investment banking products sold to Commercial Banking (“CB”) clients and commercial card revenue is included in all other income.

(b)	Represents the total revenue related to investment banking products sold to CB clients.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
SELECTED BALANCE SHEET DATA (Period-end)
Loans:
Loans retained	$95,435	$97,108	$101,608	$105,556	$110,923	(2)%	(14)%
Loans held-for-sale and loans at fair value	294	324	288	296	272	(9)	8

Total loans	95,729	97,432	101,896	105,852	111,195	(2)	(14)
Equity	8,000	8,000	8,000	8,000	8,000	—	—

SELECTED BALANCE SHEET DATA (Average)
Total assets	$133,013	$129,948	$130,316	$137,283	$144,298	2	(8)
Loans:
Loans retained	96,317	99,794	103,752	108,750	113,568	(3)	(15)
Loans held-for-sale and loans at fair value	297	386	297	288	297	(23)	—

Total loans	96,614	100,180	104,049	109,038	113,865	(4)	(15)
Liability balances (a)	133,142	122,471	109,293	105,829	114,975	9	16
Equity	8,000	8,000	8,000	8,000	8,000	—	—

Average loans by client segment:
Middle Market Banking	$33,919	$34,794	$36,200	$38,193	$40,728	(3)	(17)
Commercial Term Lending	36,057	36,507	36,943	36,963	36,814	(1)	(2)
Mid-Corporate Banking	12,258	13,510	14,933	17,012	18,416	(9)	(33)
Real Estate Banking	10,438	11,133	11,547	12,347	13,264	(6)	(21)
Other	3,942	4,236	4,426	4,523	4,643	(7)	(15)

Total Commercial Banking loans	$96,614	$100,180	$104,049	$109,038	$113,865	(4)	(15)

Headcount	4,701	4,151	4,177	4,228	4,545	13	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$229	$483	$291	$181	$134	(53)	71
Nonperforming loans:
Nonperforming loans retained (b)	2,947	2,764	2,284	2,090	1,531	7	92
Nonperforming loans held-for-sale and loans at fair value	49	37	18	21	—	32	NM

Total nonperforming loans	2,996	2,801	2,302	2,111	1,531	7	96
Nonperforming assets	3,186	2,989	2,461	2,255	1,651	7	93
Allowance for credit losses:
Allowance for loan losses	3,007	3,025	3,063	3,034	2,945	(1)	2
Allowance for lending-related commitments	359	349	300	272	240	3	50

Total allowance for credit losses	3,366	3,374	3,363	3,306	3,185	—	6

Net charge-off rate	0.96%	1.92%	1.11%	0.67%	0.48%
Allowance for loan losses to period-end loans retained	3.15	3.12	3.01	2.87	2.65
Allowance for loan losses to average loans retained	3.12	3.03	2.95	2.79	2.59
Allowance for loan losses to nonperforming loans retained	102	109	134	145	192
Nonperforming loans to total period-end loans	3.13	2.87	2.26	1.99	1.38
Nonperforming loans to total average loans	3.10	2.80	2.21	1.94	1.34

(a)	Liability balances include deposits and deposits swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

(b)	Allowance for loan losses of $612 million, $581 million, $496 million, $460 million, and $352 million were held against nonperforming loans retained for the periods ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, and March 31, 2009, respectively.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except headcount and ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$311	$330	$316	$314	$325	(6)%	(4)%
Asset management, administration and commissions	659	675	620	710	626	(2)	5
All other income	176	212	201	221	197	(17)	(11)

Noninterest revenue	1,146	1,217	1,137	1,245	1,148	(6)	—
Net interest income	610	618	651	655	673	(1)	(9)

TOTAL NET REVENUE	1,756	1,835	1,788	1,900	1,821	(4)	(4)

Provision for credit losses	(39)	53	13	(5)	(6)	NM	NM
Credit reimbursement to IB (a)	(30)	(30)	(31)	(30)	(30)	—	—

NONINTEREST EXPENSE
Compensation expense	657	668	629	618	629	(2)	4
Noncompensation expense	650	704	633	650	671	(8)	(3)
Amortization of intangibles	18	19	18	20	19	(5)	(5)

TOTAL NONINTEREST EXPENSE	1,325	1,391	1,280	1,288	1,319	(5)	—

Income before income tax expense	440	361	464	587	478	22	(8)
Income tax expense	161	124	162	208	170	30	(5)

NET INCOME	$279	$237	$302	$379	$308	18	(9)

REVENUE BY BUSINESS
Treasury Services	$882	$918	$919	$934	$931	(4)	(5)
Worldwide Securities Services	874	917	869	966	890	(5)	(2)

TOTAL NET REVENUE	$1,756	$1,835	$1,788	$1,900	$1,821	(4)	(4)

FINANCIAL RATIOS
ROE	17%	19%	24%	30%	25%
Overhead ratio	75	76	72	68	72
Pretax margin ratio (b)	25	20	26	31	26

SELECTED BALANCE SHEET DATA (Period-end)
Loans (c)	$24,066	$18,972	$19,693	$17,929	$18,529	27	30
Equity	6,500	5,000	5,000	5,000	5,000	30	30

SELECTED BALANCE SHEET DATA (Average)
Total assets	$38,273	$36,589	$33,117	$35,520	$38,682	5	(1)
Loans (c)	19,578	18,888	17,062	17,524	20,140	4	(3)
Liability balances (d)	247,905	250,695	231,502	234,163	276,486	(1)	(10)
Equity	6,500	5,000	5,000	5,000	5,000	30	30

Headcount	27,223	26,609	26,389	27,252	26,998	2	1

(a)	IB credit portfolio group manages certain exposures on behalf of clients shared with TSS. TSS reimburses IB for a portion of the total cost of managing the credit portfolio. IB recognizes this credit reimbursement as a component of noninterest revenue.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors

(c)	Loan balances include wholesale overdrafts, commercial card and trade finance loans.

(d)	Liability balances include deposits and deposits swept to on-balance sheet liabilities, such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

JPMORGAN CHASE & CO.
TREASURY & SECURITIES SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
     TSS firmwide metrics include revenue recorded in the CB, Retail Banking and Asset Management (“AM”) lines of business and excludes FX revenue recorded in the IB for TSS-related FX activity. In order to capture the firmwide impact of Treasury Services (“TS”) and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
TSS FIRMWIDE DISCLOSURES
TS revenue — reported	$882	$918	$919	$934	$931	(4)%	(5)%
TS revenue reported in CB	638	645	672	679	646	(1)	(1)
TS revenue reported in other lines of business	56	57	63	63	62	(2)	(10)

TS firmwide revenue (a)	1,576	1,620	1,654	1,676	1,639	(3)	(4)
Worldwide Securities Services revenue	874	917	869	966	890	(5)	(2)

TSS firmwide revenue (a)	$2,450	$2,537	$2,523	$2,642	$2,529	(3)	(3)

TS firmwide liability balances (average) (b)	$305,105	$289,024	$261,059	$258,312	$289,645	6	5
TSS firmwide liability balances (average) (b)	381,047	373,166	340,795	339,992	391,461	2	(3)

TSS FIRMWIDE FINANCIAL RATIOS
TS firmwide overhead ratio (c)	55%	54%	52%	51%	53%
TSS firmwide overhead ratio (c)	65	66	62	59	63

FIRMWIDE BUSINESS METRICS
Assets under custody (in billions)	$15,283	$14,885	$14,887	$13,748	$13,532	3	13

Number of:
US$ ACH transactions originated (in millions)	949	975	965	978	978	(3)	(3)
Total US$ clearing volume (in thousands)	28,669	29,493	28,604	28,193	27,186	(3)	5
International electronic funds transfer volume (in thousands) (d)	55,754	53,354	48,533	47,096	44,365	4	26
Wholesale check volume (in millions)	478	514	530	572	568	(7)	(16)
Wholesale cards issued (in thousands) (e)	27,352	27,138	26,977	25,501	23,757	1	15

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$—	$—	$—	$17	$2	—	NM
Nonperforming loans	14	14	14	14	30	—	(53)
Allowance for credit losses:
Allowance for loan losses	57	88	15	15	51	(35)	12
Allowance for lending-related commitments	76	84	104	92	77	(10)	(1)

Total allowance for credit losses	133	172	119	107	128	(23)	4

Net charge-offs rate	—%	—%	—%	0.39%	0.04%
Allowance for loan losses to period-end loans	0.24	0.46	0.08	0.08	0.28
Allowance for loan losses to average loans	0.29	0.47	0.09	0.09	0.25
Allowance for loan losses to nonperforming loans	407	NM	107	107	170
Nonperforming loans to period-end loans	0.06	0.07	0.07	0.08	0.16
Nonperforming loans to average loans	0.07	0.07	0.08	0.08	0.15

(a)	TSS firmwide revenue includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of IB. However, some of the FX revenue associated with TSS customers who are FX customers of IB is not included in TS and TSS firmwide revenue. These amounts were $137 million, $162 million, $154 million, $191 million, and $154 million for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, and March 31, 2009, respectively.

(b)	Firmwide liability balances include liability balances recorded in Commercial Banking.

(c)	Overhead ratios have been calculated based on firmwide revenue and TSS and TS expense, respectively, including those allocated to certain other lines of business. FX revenue and expense recorded in IB for TSS-related FX activity are not included in this ratio.

(d)	International electronic funds transfer includes non-U.S. dollar ACH and clearing volume.

(e)	Wholesale cards issued and outstanding include domestic commercial, stored value, prepaid and government electronic benefit card products.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio, ranking and headcount data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$1,508	$1,632	$1,443	$1,315	$1,231	(8)%	23%
All other income	266	191	238	253	69	39	286

Noninterest revenue	1,774	1,823	1,681	1,568	1,300	(3)	36
Net interest income	357	372	404	414	403	(4)	(11)

TOTAL NET REVENUE	2,131	2,195	2,085	1,982	1,703	(3)	25
Provision for credit losses	35	58	38	59	33	(40)	6
NONINTEREST EXPENSE
Compensation expense	910	907	858	810	800	—	14
Noncompensation expense	514	543	474	525	479	(5)	7
Amortization of intangibles	18	20	19	19	19	(10)	(5)

TOTAL NONINTEREST EXPENSE	1,442	1,470	1,351	1,354	1,298	(2)	11

Income before income tax expense	654	667	696	569	372	(2)	76
Income tax expense	262	243	266	217	148	8	77

NET INCOME	$392	$424	$430	$352	$224	(8)	75

REVENUE BY CLIENT SEGMENT
Private Bank	$698	$723	$639	$640	$583	(3)	20
Institutional	566	584	534	487	460	(3)	23
Retail	415	445	471	411	253	(7)	64
Private Wealth Management	343	331	339	334	312	4	10
JPMorgan Securities (a)	109	112	102	110	95	(3)	15

Total net revenue	$2,131	$2,195	$2,085	$1,982	$1,703	(3)	25

FINANCIAL RATIOS
ROE	24%	24%	24%	20%	13%
Overhead ratio	68	67	65	68	76
Pretax margin ratio (b)	31	30	33	29	22
BUSINESS METRICS
Number of:
Client advisors	1,987	1,934	1,891	1,838	1,872	3	6
Retirement planning services participants (in thousands)	1,651	1,628	1,620	1,595	1,628	1	1
JPMorgan Securities brokers (a)	390	376	365	362	359	4	9
% of customer assets in 4 & 5 Star Funds (c)	43%	42%	39%	45%	42%	2	2
% of AUM in 1st and 2nd quartiles: (d)
1 year	55%	57%	60%	62%	54%	(4)	2
3 years	67%	62%	70%	69%	62%	8	8
5 years	77%	74%	74%	80%	66%	4	17
SELECTED BALANCE SHEET DATA (Period-end)
Loans	$37,088	$37,755	$35,925	$35,474	$33,944	(2)	9
Equity	6,500	7,000	7,000	7,000	7,000	(7)	(7)
SELECTED BALANCE SHEET DATA (Average)
Total assets	$62,525	$63,036	$60,345	$59,334	$58,227	(1)	7
Loans	36,602	36,137	34,822	34,292	34,585	1	6
Deposits	80,662	77,352	73,649	75,355	81,749	4	(1)
Equity	6,500	7,000	7,000	7,000	7,000	(7)	(7)
Headcount	15,321	15,136	14,919	14,840	15,109	1	1
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$28	$35	$17	$46	$19	(20)	47
Nonperforming loans	475	580	409	313	301	(18)	58
Allowance for credit losses:
Allowance for loan losses	261	269	251	226	215	(3)	21
Allowance for lending-related commitments	13	9	5	4	4	44	225

Total allowance for credit losses	274	278	256	230	219	(1)	25
Net charge-off rate	0.31%	0.38%	0.19%	0.54%	0.22%
Allowance for loan losses to period-end loans	0.70	0.71	0.70	0.64	0.63
Allowance for loan losses to average loans	0.71	0.74	0.72	0.66	0.62
Allowance for loan losses to nonperforming loans	55	46	61	72	71
Nonperforming loans to period-end loans	1.28	1.54	1.14	0.88	0.89
Nonperforming loans to average loans	1.30	1.61	1.17	0.91	0.87

(a)	JPMorgan Securities was formerly known as Bear Stearns Private Client Services prior to January 1, 2010.

(b)	Pretax margin represents income before income tax expense divided by total net revenue, which is a measure of pretax performance and another basis by which management evaluates its performance and that of its competitors.

(c)	Derived from Morningstar for the United States, the United Kingdom, Luxembourg, France, Hong Kong and Taiwan; and Nomura for Japan.

(d)	Quartile ranking sourced from Lipper for the United States and Taiwan; Morningstar for the United Kingdom, Luxembourg, France and Hong Kong; and Nomura for Japan.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						March 31, 2010
						Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2010	2009	2009	2009	2009	2009	2009
ASSETS UNDER SUPERVISION (a)
Assets by asset class
Liquidity	$521	$591	$634	$617	$625	(12)%	(17)%
Fixed income	246	226	215	194	180	9	37
Equities and multi-asset	355	339	316	264	215	5	65
Alternatives	97	93	94	96	95	4	2

TOTAL ASSETS UNDER MANAGEMENT	1,219	1,249	1,259	1,171	1,115	(2)	9
Custody / brokerage / administration / deposits	488	452	411	372	349	8	40

TOTAL ASSETS UNDER SUPERVISION	$1,707	$1,701	$1,670	$1,543	$1,464	—	17

Assets by client segment
Institutional	$669	$709	$737	$697	$668	(6)	—
Private Bank	184	187	180	179	181	(2)	2
Retail	282	270	256	216	184	4	53
Private Wealth Management	70	69	71	67	68	1	3
JPMorgan Securities (b)	14	14	15	12	14	—	—

TOTAL ASSETS UNDER MANAGEMENT	$1,219	$1,249	$1,259	$1,171	$1,115	(2)	9

Institutional	$670	$710	$737	$697	$669	(6)	—
Private Bank	476	452	414	390	375	5	27
Retail	371	355	339	289	250	5	48
Private Wealth Management	133	129	131	123	120	3	11
JPMorgan Securities (b)	57	55	49	44	50	4	14

TOTAL ASSETS UNDER SUPERVISION	$1,707	$1,701	$1,670	$1,543	$1,464	—	17

Assets by geographic region
U.S. / Canada	$815	$837	$862	$814	$789	(3)	3
International	404	412	397	357	326	(2)	24

TOTAL ASSETS UNDER MANAGEMENT	$1,219	$1,249	$1,259	$1,171	$1,115	(2)	9

U.S. / Canada	$1,189	$1,182	$1,179	$1,103	$1,066	1	12
International	518	519	491	440	398	—	30

TOTAL ASSETS UNDER SUPERVISION	$1,707	$1,701	$1,670	$1,543	$1,464	—	17

Mutual fund assets by asset class
Liquidity	$470	$539	$576	$569	$570	(13)	(18)
Fixed income	76	67	57	48	42	13	81
Equities	150	143	133	111	85	5	76
Alternatives	9	9	10	9	8	—	13

TOTAL MUTUAL FUND ASSETS	$705	$758	$776	$737	$705	(7)	—

(a)	Excludes assets under management of American Century Companies, Inc. in which the Firm has had a 42% ownership in all the periods presented.

(b)	JPMorgan Securities was formerly known as Bear Stearns Private Client Services prior to January 1, 2010.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

	QUARTERLY TRENDS
	1Q10	4Q09	3Q09	2Q09	1Q09
ASSETS UNDER SUPERVISION (continued)
Assets under management rollforward
Beginning balance	$1,249	$1,259	$1,171	$1,115	$1,133
Net asset flows:
Liquidity	(62)	(44)	9	(7)	19
Fixed income	16	12	13	8	1
Equities, multi-asset and alternatives	6	8	12	2	(5)
Market / performance / other impacts	10	14	54	53	(33)

TOTAL ASSETS UNDER MANAGEMENT	$1,219	$1,249	$1,259	$1,171	$1,115

Assets under supervision rollforward
Beginning balance	$1,701	$1,670	$1,543	$1,464	$1,496
Net asset flows	(10)	(11)	45	(9)	25
Market / performance / other impacts	16	42	82	88	(57)

TOTAL ASSETS UNDER SUPERVISION	$1,707	$1,701	$1,670	$1,543	$1,464

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q10 CHANGE
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
INCOME STATEMENT
REVENUE
Principal transactions	$547	$715	$1,109	$1,243	$(1,493)	(23)%	NM %
Securities gains	610	378	181	366	214	61	185
All other income	124	13	273	(209)	(19)	NM	NM

Noninterest revenue	1,281	1,106	1,563	1,400	(1,298)	16	NM
Net interest income	1,076	978	1,031	865	989	10	9

TOTAL NET REVENUE	2,357	2,084	2,594	2,265	(309)	13	NM

Provision for credit losses	17	9	62	9	—	89	NM

NONINTEREST EXPENSE
Compensation expense	475	747	768	655	641	(36)	(26)
Noncompensation expense (a)	3,041	1,058	875	1,319	345	187	NM
Merger costs	—	30	103	143	205	NM	NM

Subtotal	3,516	1,835	1,746	2,117	1,191	92	195
Net expense allocated to other businesses	(1,180)	(1,219)	(1,243)	(1,253)	(1,279)	3	8

TOTAL NONINTEREST EXPENSE	2,336	616	503	864	(88)	279	NM

Income/(loss) before income tax expense (benefit)
and extraordinary gain	4	1,459	2,029	1,392	(221)	(100)	NM
Income tax expense/(benefit) (b)	(224)	262	818	584	41	NM	NM

Income/(loss) before extraordinary gain	228	1,197	1,211	808	(262)	(81)	NM
Extraordinary gain (c)	—	—	76	—	—	—	—

NET INCOME/(LOSS)	$228	$1,197	$1,287	$808	$(262)	(81)	NM

MEMO:
TOTAL NET REVENUE
Private equity	$115	$296	$172	$(1)	$(449)	(61)	NM
Corporate	2,242	1,788	2,422	2,266	140	25	NM

TOTAL NET REVENUE	$2,357	$2,084	$2,594	$2,265	$(309)	13	NM

NET INCOME/(LOSS)
Private equity	$55	$141	$88	$(27)	$(280)	(61)	NM
Corporate (d)	173	1,056	1,199	835	18	(84)	NM

TOTAL NET INCOME/(LOSS)	$228	$1,197	$1,287	$808	$(262)	(81)	NM

Headcount	19,307	20,119	20,747	21,522	22,339	(4)	(14)

(a)	The first quarter of 2010 includes a $2.3 billion increase reflecting increased litigation reserves, including those for mortgage-related matters. The second quarter of 2009 included a $675 million FDIC special assessment.

(b)	The income tax expense in the first quarter of 2010 and fourth quarter of 2009 includes tax benefits recognized upon the resolution of tax audits.

(c)	On September 25, 2008, JPMorgan Chase acquired the banking operations of Washington Mutual. The acquisition resulted in negative goodwill, and accordingly, the Firm recognized an extraordinary gain. A preliminary gain of $1.9 billion was recognized at December 31, 2008. The final total extraordinary gain that resulted from the Washington Mutual transaction was $2.0 billion.

(d)	The 2009 periods included merger costs and extraordinary gain related to the Washington Mutual transaction, as well as items related to the Bear Stearns merger, including merger costs, asset management liquidation costs and Bear Stearns Private Client Services (which was renamed to JPMorgan Securities effective January 2010) broker retention expense.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
SUPPLEMENTAL

TREASURY and CIO
Securities gains (a)	$610	$378	$181	$374	$214	61%	185%
Investment securities portfolio (average)	330,584	353,224	339,745	336,263	265,785	(6)	24
Investment securities portfolio (ending)	337,442	340,163	351,823	326,414	316,498	(1)	7
Mortgage loans (average)	8,162	7,794	7,469	7,228	7,210	5	13
Mortgage loans (ending)	8,368	8,023	7,665	7,368	7,162	4	17

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains	$113	$12	$57	$25	$15	NM	NM
Unrealized gains/(losses) (b)	(75)	224	88	16	(409)	NM	82

Total direct investments	38	236	145	41	(394)	(84)	NM
Third-party fund investments	98	37	10	(61)	(68)	165	NM

Total private equity gains/(losses) (c)	$136	$273	$155	$(20)	$(462)	(50)	NM

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$910	$762	$674	$431	$305	19	198
Cost	813	743	751	778	778	9	4
Quoted public value	982	791	720	477	346	24	184
Privately-held direct securities
Carrying value	4,762	5,104	4,722	4,709	4,708	(7)	1
Cost	5,775	5,959	5,823	5,627	5,519	(3)	5
Third-party fund investments (d)
Carrying value	1,603	1,459	1,440	1,420	1,537	10	4
Cost	2,134	2,079	2,068	2,055	2,082	3	2

Total private equity portfolio — Carrying value	$7,275	$7,325	$6,836	$6,560	$6,550	(1)	11

Total private equity portfolio — Cost	$8,722	$8,781	$8,642	$8,460	$8,379	(1)	4

(a)	All periods reflect repositioning of the Corporate investment securities portfolio, and exclude gains/losses on securities used to manage risk associated with MSRs.

(b)	Unrealized gains (losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(c)	Included in principal transactions revenue in the Consolidated Statements of Income.

(d)	Unfunded commitments to third-party private equity funds were $1.4 billion, $1.5 billion, $1.4 billion, $1.5 billion and $1.5 billion at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)

						March 31, 2010 Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2010	2009	2009	2009	2009	2009	2009
CREDIT EXPOSURE
WHOLESALE (a)
Loans retained (b)	$210,211	$200,077	$213,718	$224,080	$230,534	5%	(9)%
Loans held-for-sale and loans at fair value	4,079	4,098	5,235	7,545	11,750	—	(65)

TOTAL WHOLESALE LOANS — REPORTED	214,290	204,175	218,953	231,625	242,284	5	(12)
CONSUMER (c)
Home loan portfolio — excluding purchased credit-impaired loans:
Home equity	97,642	101,425	104,795	108,229	111,781	(4)	(13)
Prime mortgage (b)	68,210	66,892	67,597	68,878	71,731	2	(5)
Subprime mortgage (b)	13,219	12,526	13,270	13,825	14,594	6	(9)
Option ARMs (b)	8,644	8,536	8,852	9,034	8,940	1	(3)

Total home loan portfolio — excluding purchased credit-impaired loans	187,715	189,379	194,514	199,966	207,046	(1)	(9)
Home loan portfolio — purchased credit-impaired loans: (d)
Home equity	26,012	26,520	27,088	27,729	28,366	(2)	(8)
Prime mortgage	19,203	19,693	20,229	20,807	21,398	(2)	(10)
Subprime mortgage	5,848	5,993	6,135	6,341	6,565	(2)	(11)
Option ARMs	28,260	29,039	29,750	30,529	31,243	(3)	(10)

Total home loan portfolio — purchased credit-impaired loans	79,323	81,245	83,202	85,406	87,572	(2)	(9)
Other consumer:
Auto (b)	47,381	46,031	44,309	42,887	43,065	3	10
Credit card — reported:
Loans excluding those held by the WaMu Master Trust (b)	149,260	77,784	75,207	80,722	90,911	92	64
Loans held by the WaMu Master Trust (e)	—	1,002	3,008	5,014	—	NM	—

Total credit card — reported	149,260	78,786	78,215	85,736	90,911	89	64
Other loans (b)	32,951	31,700	32,405	33,041	33,700	4	(2)

Loans retained	496,630	427,141	432,645	447,036	462,294	16	7
Loans held-for-sale (f)	2,879	2,142	1,546	1,940	3,665	34	(21)

TOTAL CONSUMER LOANS — REPORTED	499,509	429,283	434,191	448,976	465,959	16	7

TOTAL LOANS — REPORTED	713,799	633,458	653,144	680,601	708,243	13	1
Credit card — securitized and unconsolidated (b)	N/A	84,626	87,028	85,790	85,220	NM	NM

TOTAL MANAGED LOANS (b)	713,799	718,084	740,172	766,391	793,463	(1)	(10)
Derivative receivables	79,416	80,210	94,065	97,491	131,247	(1)	(39)
Receivables from customers	16,314	15,745	13,148	12,977	14,504	4	12
Interests in purchased receivables (b)	2,579	2,927	2,329	2,972	—	(12)	NM

TOTAL CREDIT-RELATED ASSETS	812,108	816,966	849,714	879,831	939,214	(1)	(14)
Wholesale lending-related commitments (b)	326,921	347,155	343,135	343,991	363,013	(6)	(10)

TOTAL	$1,139,029	$1,164,121	$1,192,849	$1,223,822	$1,302,227	(2)	(13)

Memo: Total by category
Total wholesale exposure (g)	$639,520	$650,212	$671,630	$689,056	$751,048	(2)	(15)
Total consumer loans (b) (h)	499,509	513,909	521,219	534,766	551,179	(3)	(9)

Total	$1,139,029	$1,164,121	$1,192,849	$1,223,822	$1,302,227	(2)	(13)

Risk profile of wholesale credit exposure:
Investment-grade	$457,471	$460,702	$474,005	$491,168	$546,968	(1)	(16)
Noninvestment-grade:
Noncriticized	129,368	133,557	141,578	141,408	147,891	(3)	(13)
Criticized performing	23,451	26,095	27,217	26,453	25,320	(10)	(7)
Criticized nonperforming	6,258	7,088	8,118	6,533	4,615	(12)	36

Total noninvestment-grade	159,077	166,740	176,913	174,394	177,826	(5)	(11)

Loans held-for-sale and loans at fair value	4,079	4,098	5,235	7,545	11,750	—	(65)
Receivables from customers	16,314	15,745	13,148	12,977	14,504	4	12
Interests in purchased receivables (b)	2,579	2,927	2,329	2,972	—	(12)	NM

Total wholesale exposure	$639,520	$650,212	$671,630	$689,056	$751,048	(2)	(15)

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset Management.

(b)	Effective January 1, 2010, the Firm adopted new FASB guidance which amended the accounting for the transfer of financial assets and the consolidation of VIEs. Upon adoption of the new guidance, the Firm consolidated: $84.7 billion of loans associated with Firm-sponsored credit card securitization trusts; $17.7 billion of assets associated with Firm-administered multi-seller conduits, of which $2.5 billion related to interests in purchased receivables and $15.1 billion related to wholesale loans; and $4.8 billion of loans associated with certain other consumer loan securitization entities, primarily mortgage-related. Furthermore, $17.2 billion of net lending-related commitments associated with the conduits were eliminated upon consolidation. As a result of the consolidation of the credit card securitization trusts, reported and managed basis are equivalent for periods beginning after January 1, 2010. For further discussion, see page 38 of this Financial Supplement.

(c)	Includes Retail Financial Services, Card Services and residential mortgage loans reported in the Corporate/Private Equity segment to be risk managed by the Chief Investment Office.

(d)	Purchased credit-impaired loans represent loans acquired in the Washington Mutual transaction for which a deterioration in credit quality occurred between the origination date and JPMorgan Chase’s acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the underlying loans are contractually past due.

(e)	Represents the remaining balance of loans measured at fair value within the Washington Mutual Master Trust that were consolidated onto the Firm’s balance sheet during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009, September 30, 2009 and June 30, 2009.

(f)	Included loans for prime mortgage of $558 million, $450 million, $187 million, $589 million and $825 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively, and other (largely student loans) of $2.3 billion, $1.7 billion, $1.4 billion, $1.4 billion and $2.8 billion at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively,

(g)	Primarily represents total wholesale loans, derivative receivables, wholesale lending-related commitments and receivables from customers.

(h)	Represents total consumer loans and excludes consumer lending-related commitments.

    Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s: Investment-Grade: AAA / Aaa to BBB- / Baa3; Noninvestment-Grade: BB+ / Ba1 and below.
N/A: Not Applicable.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						March 31, 2010 Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2010	2009	2009	2009	2009	2009	2009
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans retained	$5,895	$6,559	$7,494	$5,829	$3,605	(10)%	64%
Loans held-for-sale and loans at fair value	331	345	146	133	57	(4)	481

TOTAL WHOLESALE LOANS	6,226	6,904	7,640	5,962	3,662	(10)	70

CONSUMER LOANS (a)
Home loan portfolio (includes RFS and Corporate/Private Equity):
Home equity	1,427	1,665	1,598	1,487	1,591	(14)	(10)
Prime mortgage	4,579	4,355	4,007	3,501	2,712	5	69
Subprime mortgage	3,331	3,248	3,233	2,773	2,545	3	31
Option ARMs	348	312	244	182	97	12	259

Total home loan portfolio	9,685	9,580	9,082	7,943	6,945	1	39
Auto loans	174	177	179	154	165	(2)	5
Credit card — reported	3	3	3	4	4	—	(25)
Other loans	962	900	863	722	625	7	54

TOTAL CONSUMER LOANS (b) (c)	10,824	10,660	10,127	8,823	7,739	2	40

TOTAL NONPERFORMING LOANS REPORTED	17,050	17,564	17,767	14,785	11,401	(3)	50

Derivative receivables	363	529	624	704	1,010	(31)	(64)
Assets acquired in loan satisfactions	1,606	1,648	1,971	2,028	2,243	(3)	(28)

TOTAL NONPERFORMING ASSETS (b)	$19,019	$19,741	$20,362	$17,517	$14,654	(4)	30

TOTAL NONPERFORMING LOANS TO TOTAL LOANS REPORTED (d)	2.39%	2.77%	2.72%	2.17%	1.61%

NONPERFORMING ASSETS BY LOB
Investment Bank	$3,289	$4,236	$5,782	$4,534	$3,041	(22)	8
Retail Financial Services (c)	11,974	11,864	11,641	10,351	9,582	1	25
Card Services	3	3	3	4	4	—	(25)
Commercial Banking	3,186	2,989	2,461	2,255	1,651	7	93
Treasury & Securities Services	14	14	14	14	30	—	(53)
Asset Management	498	582	422	326	319	(14)	56
Corporate/Private Equity (e)	55	53	39	33	27	4	104

TOTAL	$19,019	$19,741	$20,362	$17,517	$14,654	(4)	30

(a)	There were no nonperforming loans held-for-sale for any of the periods presented.

(b)	Nonperforming assets exclude: (1) mortgage loans insured by U.S. government agencies of $10.5 billion, $9.0 billion, $7.0 billion, $4.2 billion and $4.2 billion at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively; (2) real estate owned insured by U.S. government agencies of $707 million, $579 million, $579 million, $508 million and $433 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively; and (3) student loans that are 90 days past due and still accruing, which are insured by U.S. government agencies under the Federal Family Education Loan Program, of $660 million, $542 million, $511 million, $473 million and $433 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively. These amounts are excluded, as reimbursement is proceeding normally. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the Federal Financial Institutions Examination Council, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(c)	Excludes home lending purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing. Also excludes loans held-for-sale and loans at fair value.

(d)	Effective January 1, 2010, the Firm adopted new FASB guidance which amended the accounting for the transfer of financial assets and the consolidation of VIEs. Upon adoption of the new guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, its Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related; overall, $104.6 billion of related loans were recorded on-balance sheet. For further discussion, see page 38 of this Financial Supplement.

(e)	Predominantly relates to held-for-investment prime mortgage.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
GROSS CHARGE-OFFS (a)
Wholesale loans	$1,014	$1,230	$1,093	$697	$206	(18)%	392%
Consumer loans (includes RFS and Corporate/Private Equity)	2,555	2,825	2,634	2,718	2,244	(10)	14
Credit card loans — reported	4,882	2,405	2,894	2,883	2,189	103	123

Total loans — reported	8,451	6,460	6,621	6,298	4,639	31	82
Credit card loans — securitized and unconsolidated	N/A	1,733	1,810	1,776	1,579	NM	NM

Total loans — managed	8,451	8,193	8,431	8,074	6,218	3	36

RECOVERIES (a)
Wholesale loans	55	26	35	18	15	112	267
Consumer loans (includes RFS and Corporate/Private Equity)	116	74	13	67	68	57	71
Credit card loans — reported	370	183	200	194	160	102	131

Total loans — reported	541	283	248	279	243	91	123
Credit card loans — securitized and unconsolidated	N/A	116	112	112	115	NM	NM

Total loans — managed	541	399	360	391	358	36	51

NET CHARGE-OFFS (a)
Wholesale loans	959	1,204	1,058	679	191	(20)	402
Consumer loans (including RFS and Corporate/ Private Equity)	2,439	2,751	2,621	2,651	2,176	(11)	12
Credit card loans — reported	4,512	2,222	2,694	2,689	2,029	103	122

Total loans — reported	7,910	6,177	6,373	6,019	4,396	28	80
Credit card loans — securitized and unconsolidated	N/A	1,617	1,698	1,664	1,464	NM	NM

Total loans — managed	$7,910	$7,794	$8,071	$7,683	$5,860	1	35

NET CHARGE-OFF RATES (a)
Wholesale retained loans	1.84%	2.31%	1.93%	1.19%	0.32%
Consumer retained loans	5.56	4.60	4.79	4.69	3.61
Total retained loans — reported	4.46	3.85	3.84	3.52	2.51
Consumer loans — managed	5.56	5.08	5.29	5.20	4.12
Total loans — managed	4.46	4.29	4.30	4.00	2.98
Consumer loans — managed excluding purchased credit-impaired loans (b)	6.61	6.05	6.29	6.18	4.90
Total loans — managed excluding purchased credit-impaired loans (b)	5.03	4.84	4.85	4.51	3.36

Memo: Average Retained Loans (a)
Wholesale loans — reported	$211,599	$206,846	$217,952	$229,105	$238,689
Consumer loans — reported	506,949	428,964	440,376	456,292	471,918
Total loans — reported	718,548	635,810	658,328	685,397	710,607
Consumer loans — managed	506,949	514,416	526,393	540,709	557,537
Total loans — managed	718,548	721,262	744,345	769,814	796,226

(a)	Effective January 1, 2010, the Firm adopted new FASB guidance which amended the accounting for the transfer of financial assets and the consolidation of VIEs. Upon adoption of the new guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, its Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related; overall, $104.6 billion of related loans were recorded on-balance sheet. As a result of the consolidation of the credit card securitization trusts, reported and managed basis are equivalent for periods beginning after January 1, 2010. For further discussion, see page 38 of this Financial Supplement.

(b)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. To date, no charge-offs have been recorded for these loans.

N/A: Not Applicable.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning balance at January 1,	$31,602	$30,633	$29,072	$27,381	$23,164	3%	36%
Cumulative effect of change in accounting principles (a)	7,494	—	—	—	—	NM	NM

Beginning balance at January 1, adjusted	$39,096	$30,633	$29,072	$27,381	$23,164	28	69
Net charge-offs (a)	7,910	6,177	6,373	6,019	4,396	28	80
Provision for loan losses (a)	6,991	7,166	8,029	7,923	8,617	(2)	(19)
Other (b)	9	(20)	(95)	(213)	(4)	NM	NM

Ending balance	$38,186	$31,602	$30,633	$29,072	$27,381	21	39

SUMMARY OF CHANGES IN THE ALLOWANCE FOR
LENDING-RELATED COMMITMENTS
Beginning balance at January 1,	$939	$821	$746	$638	$659	14	42
Cumulative effect of change in accounting principles (a)	(18)	—	—	—	—	NM	NM

Beginning balance at January 1, adjusted	$921	$821	$746	$638	$659	12	40
Provision for lending-related commitments	19	118	75	108	(21)	(84)	NM

Ending balance	$940	$939	$821	$746	$638	—	47

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset specific (a)	$1,557	$2,046	$2,410	$2,108	$1,213	(24)	28
Formula — based	4,385	5,099	5,631	6,284	6,691	(14)	(34)

Total wholesale	5,942	7,145	8,041	8,392	7,904	(17)	(25)

Consumer
Asset specific (c)	1,010	996	1,009	801	546	1	85
Formula — based (a) (d) (e)	28,423	21,880	20,493	19,879	18,931	30	50
Purchased credit-impaired (e)	2,811	1,581	1,090	—	—	78	NM

Total consumer	32,244	24,457	22,592	20,680	19,477	32	66

Total allowance for loan losses	38,186	31,602	30,633	29,072	27,381	21	39
Allowance for lending-related commitments	940	939	821	746	638	—	47

Total allowance for credit losses	$39,126	$32,541	$31,454	$29,818	$28,019	20	40

REPORTED RATIOS
Wholesale allowance to total wholesale retained loans	2.83%	3.57%	3.76%	3.75%	3.43%
Consumer allowance to total consumer retained loans	6.49	5.73	5.22	4.63	4.21
Allowance to total retained loans	5.40	5.04	4.74	4.33	3.95
Consumer allowance to retained nonperforming loans (f) (g)	298	229	223	234	252
Consumer allowance to retained nonperforming loans excluding credit card	150	139	131	134	137
MANAGED RATIOS (a)
Consumer allowance to total consumer retained loans excl. purchased credit-impaired loans and loans held by the WaMu Master Trust (h) (i)	7.05	6.63	6.21	5.80	5.20
Allowance to loans excl. purchased credit-impaired loans and loans held by the Washington Mutual Master Trust (h) (i)	5.64	5.51	5.28	5.01	4.53
Allowance to total retained nonperforming loans excluding purchased credit-impaired loans (f) (h) (j)	212	174	168	198	241
ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank (a)	$2,601	$3,756	$4,703	$5,101	$4,682	(31)	(44)
Retail Financial Services (a)	16,200	14,776	13,286	11,832	10,619	10	53
Card Services (a)	16,032	9,672	9,297	8,839	8,849	66	81
Commercial Banking	3,007	3,025	3,063	3,034	2,945	(1)	2
Treasury & Securities Services	57	88	15	15	51	(35)	12
Asset Management	261	269	251	226	215	(3)	21
Corporate/Private Equity	28	16	18	25	20	75	40

Total	$38,186	$31,602	$30,633	$29,072	$27,381	21	39

(a)	Effective January 1, 2010, the Firm adopted new FASB guidance which amended the accounting for the transfer of financial assets and the consolidation of VIEs. Upon adoption of the new guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, its Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related. As a result $7.4 billion, $14 million and $127 million of allowance for loan losses were recorded on-balance sheet associated with the Firm-sponsored credit card securitization trusts, Firm-administered multi-seller conduits, and certain other consumer loan securitization entities, primarily mortgage-related, respectively. As a result of the consolidation of the credit card securitization trusts, reported and managed basis are comparable for periods beginning after January 1, 2010. For further discussion, see page 38 of this Financial Supplement.

(b)	Activity for the third and second quarters of 2009 predominantly included a reclassification related to the issuance and retention of securities from the Chase Issuance Trust.

(c)	The asset-specific consumer allowance for loan losses includes residential real estate troubled debt restructuring reserves of $754 million, $754 million, $756 million, $603 million and $380 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively. Prior period amounts have been reclassified from formula-based to conform with the current period presentation.

(d)	Includes all of the Firm’s allowance for loan losses on credit card loans, including those for which the Firm has modified the terms of the loans for borrowers who are experiencing financial difficulty.

(e)	Prior period amounts have been reclassified from formula-based to conform with the current period presentation.

(f)	The Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Under guidance issued by the Federal Financial Institutions Examination Council, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specified event (e.g., bankruptcy of the borrower), whichever is earlier.

(g)	Excluding consumer purchased credit-impaired loans and the related allowance, the consumer allowance to retained nonperforming loans ratios would have been 272%, 215%, 212%, 234% and 252% at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

(h)	Excludes the impact of purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans were accounted for at fair value on the acquisition date, which incorporated management’s estimate, as of that date, of credit losses over the remaining life of the portfolio. To date, no charge-offs have been recorded for these loans.

(i)	Excludes loans held by the Washington Mutual Master Trust, which were consolidated onto the Firm’s balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans as of December 31, 2009, September 30, 2009, and June 30, 2009.

(j)	Excludes consumer purchased credit-impaired loans that were acquired as part of the Washington Mutual transaction. These loans are accounted for on a pool basis, and the pools are considered to be performing.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank (a)	$(477)	$(265)	$330	$815	$1,274	(80)%	NM %
Commercial Banking	204	445	326	280	263	(54)	(22)
Treasury & Securities Services	(31)	73	1	(20)	(20)	NM	(55)
Asset Management	31	53	37	59	34	(42)	(9)
Corporate/Private Equity	16	(2)	(6)	7	—	NM	NM

Total wholesale	(257)	304	688	1,141	1,551	NM	NM

Retail Financial Services (a)	3,735	4,228	4,004	3,841	3,877	(12)	(4)
Card Services — reported (a)	3,512	2,622	3,269	2,939	3,189	34	10
Corporate/Private Equity	1	12	68	2	—	(92)	NM

Total consumer	7,248	6,862	7,341	6,782	7,066	6	3

Total provision for loan losses	$6,991	$7,166	$8,029	$7,923	$8,617	(2)	(19)

LENDING-RELATED COMMITMENTS
Investment Bank (a)	$15	$84	$49	$56	$(64)	(82)	NM
Commercial Banking	10	49	29	32	30	(80)	(67)
Treasury & Securities Services	(8)	(20)	12	15	14	60	NM
Asset Management	4	5	1	—	(1)	(20)	NM
Corporate/Private Equity	—	(1)	—	—	—	NM	—

Total wholesale	21	117	91	103	(21)	(82)	NM

Retail Financial Services	(2)	1	(16)	5	—	NM	NM
Card Services — reported	—	—	—	—	—	—	—
Corporate/Private Equity	—	—	—	—	—	—	—

Total consumer	(2)	1	(16)	5	—	NM	NM

Total provision for lending-related commitments	$19	$118	$75	$108	$(21)	(84)	NM

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank (a)	$(462)	$(181)	$379	$871	$1,210	(155)	NM
Commercial Banking	214	494	355	312	293	(57)	(27)
Treasury & Securities Services	(39)	53	13	(5)	(6)	NM	NM
Asset Management	35	58	38	59	33	(40)	6
Corporate/Private Equity	16	(3)	(6)	7	—	NM	NM

Total wholesale	(236)	421	779	1,244	1,530	NM	NM

Retail Financial Services (a)	3,733	4,229	3,988	3,846	3,877	(12)	(4)
Card Services — reported (a)	3,512	2,622	3,269	2,939	3,189	34	10
Corporate/Private Equity	1	12	68	2	—	(92)	NM

Total consumer	7,246	6,863	7,325	6,787	7,066	6	3

Total provision for credit losses	7,010	7,284	8,104	8,031	8,596	(4)	(18)

Credit card loans — securitized and unconsolidated (a)	N/A	1,617	1,698	1,664	1,464	NM	NM

Managed provision for credit losses (a)	$7,010	$8,901	$9,802	$9,695	$10,060	(21)	(30)

(a)	Effective January 1, 2010, the Firm adopted new FASB guidance which amended the accounting for the transfer of financial assets and the consolidation of VIEs. Upon adoption of the new guidance, the Firm consolidated its Firm-sponsored credit card securitization trusts, Firm-administered multi-seller conduits and certain other consumer loan securitization entities, primarily mortgage-related. As a result of the consolidation of the credit card securitization trusts, reported and managed basis are comparable for periods beginning after January 1, 2010. For further discussion, see page 38 of this Financial Supplement.
N/A: Not Applicable.

JPMORGAN CHASE & CO.
MARKET RISK-RELATED INFORMATION
(in millions)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
AVERAGE IB TRADING VAR, CREDIT PORTFOLIO VAR AND OTHER VAR - 95% CONFIDENCE LEVEL
IB VaR by risk type:
Fixed income	$69	$121	$182	$179	$158	(43)%	(56)%
Foreign exchange	13	14	19	16	23	(7)	(43)
Equities	24	21	19	50	97	14	(75)
Commodities and other	15	17	23	22	20	(12)	(25)
Diversification benefit to IB trading VaR (a)	(49)	(62)	(97)	(97)	(108)	21	55

IB Trading VaR (b)	72	111	146	170	190	(35)	(62)

Credit portfolio VaR (c)	19	24	29	68	86	(21)	(78)
Diversification benefit to IB trading and credit portfolio VaR (a)	(9)	(11)	(32)	(60)	(63)	18	86

Total IB trading and credit portfolio VaR	82	124	143	178	213	(34)	(62)

Consumer Lending VaR (d)	25	29	49	43	108	(14)	(77)
Chief Investment Office (CIO) VaR (e)	70	78	99	111	121	(10)	(42)
Diversification benefit to total other VaR (a)	(13)	(19)	(31)	(29)	(61)	32	79

Total other VaR	82	88	117	125	168	(7)	(51)

Diversification benefit to total IB and other VaR (a)	(66)	(67)	(82)	(89)	(93)	1	29

Total IB and other VaR (f)	$98	$145	$178	$214	$288	(32)	(66)

(a)	Average VaRs were less than the sum of the VaRs of their market risk components, which is due to risk offsets resulting from portfolio diversification. The diversification effect reflected the fact that the risks were not perfectly correlated. The risk of a portfolio of positions is therefore usually less than the sum of the risks of the positions themselves.

(b)	IB Trading VaR includes predominantly all trading activities in IB, as well as syndicated lending facilities that the Firm intends to distribute; however, particular risk parameters of certain products are not fully captured, such as correlation risk. IB Trading VaR does not include the debit valuation adjustments (“DVA”) taken on derivative and structured liabilities to reflect the credit quality of the Firm.

(c)	Credit Portfolio VaR includes the derivative credit valuation adjustments (“CVA”), hedges of the CVA and mark-to-market hedges of the retained loan portfolio, which are all reported in principal transactions revenue. This VaR does not include the retained loan portfolio.

(d)	Consumer Lending VaR includes the Firm’s mortgage pipeline and warehouse, MSR and all related hedges.

(e)	Chief Investment Office (CIO) VaR includes positions, primarily in debt securities and credit products, used to manage structural risk and other risks, including interest rate, and credit risks arising from the Firm’s ongoing business activities.

(f)	Total IB and other VaR excludes certain nontrading activity, such as Private Equity, principal investing (e.g., mezzanine financing, tax-oriented investments, etc.), balance sheet and capital management positions and longer-term corporate investments managed by the CIO.

JPMORGAN CHASE & CO.
CAPITAL, INTANGIBLE ASSETS AND DEPOSITS
(in millions, except ratio data)

							March 31, 2010
							Change
	Mar 31		Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2010		2009	2009	2009	2009	2009	2009
CAPITAL RATIOS (a)
Tier 1 capital	$131,402	(e)	$132,971	$126,541	$122,174	$137,144	(1)%	(4)%
Total capital	173,417	(e)	177,073	171,804	167,767	183,109	(2)	(5)
Tier 1 common capital (b)	103,960	(e)	105,284	101,420	96,850	87,878	(1)	18
Risk-weighted assets	1,147,483	(e)	1,198,006	1,237,760	1,260,237	1,207,490	(4)	(5)
Adjusted average assets	1,981,060	(e)	1,933,767	1,940,689	1,969,339	1,923,186	2	3
Tier 1 capital ratio	11.5	%(e)	11.1%	10.2%	9.7%	11.4%
Total capital ratio	15.1	(e)	14.8	13.9	13.3	15.2
Tier 1 common capital ratio (b)	9.1	(e)	8.8	8.2	7.7	7.3
Tier 1 leverage ratio	6.6	(e)	6.9	6.5	6.2	7.1

TANGIBLE COMMON EQUITY (PERIOD-END) (c)
Common stockholders’ equity	$156,569		$157,213	$154,101	$146,614	$138,201	—	13
Less: Goodwill	48,359		48,357	48,334	48,288	48,201	—	—
Less: Other intangible assets	4,383		4,621	4,862	5,082	5,349	(5)	(18)
Add: Deferred tax liabilities (d)	2,544		2,538	2,527	2,535	2,502	—	2

Total tangible common equity	$106,371		$106,773	$103,432	$95,779	$87,153	—	22

TANGIBLE COMMON EQUITY (AVERAGE) (c)
Common stockholders’ equity	$156,094		$156,525	$149,468	$140,865	$136,493	—	14
Less: Goodwill	48,542		48,341	48,328	48,273	48,071	—	1
Less: Other intangible assets	4,307		4,741	4,984	5,218	5,443	(9)	(21)
Add: Deferred tax liabilities (d)	2,541		2,533	2,531	2,518	2,609	—	(3)

Total tangible common equity	$105,786		$105,976	$98,687	$89,892	$85,588	—	24

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$48,359		$48,357	$48,334	$48,288	$48,201	—	—
Mortgage servicing rights	15,531		15,531	13,663	14,600	10,634	—	46
Purchased credit card relationships	1,153		1,246	1,342	1,431	1,528	(7)	(25)
All other intangibles	3,230		3,375	3,520	3,651	3,821	(4)	(15)

Total intangibles	$68,273		$68,509	$66,859	$67,970	$64,184	—	6

DEPOSITS (PERIOD-END)
U.S. offices:
Noninterest-bearing	$210,982		$204,003	$195,561	$192,247	$197,027	3	7
Interest-bearing	436,914		439,104	415,122	433,862	463,913	—	(6)
Non-U.S. offices:
Noninterest-bearing	10,062		8,082	9,390	8,291	7,073	24	42
Interest-bearing	267,345		287,178	247,904	232,077	238,956	(7)	12

Total deposits	$925,303		$938,367	$867,977	$866,477	$906,969	(1)	2

(a)	The Federal Reserve granted the Firm, for a period of 18 months following the merger with Bear Stearns, relief up to a certain specified amount and subject to certain conditions, from the Federal Reserve’s risk-based capital and leverage requirements, with respect to the Bear Stearns’ risk-weighted assets and other exposures acquired. The relief would have ended, by its terms, on September 30, 2009. Commencing in the second quarter of 2009, the Firm no longer adjusted its risk-based capital ratios to take into account the relief in the calculation of its risk-based capital ratios as of June 30, 2009.

(b)	The Tier 1 common ratio is Tier 1 common capital divided by risk-weighted assets. Tier 1 common capital (“Tier 1 Common”) is defined as Tier 1 capital less elements of capital not in the form of common equity — such as perpetual preferred stock, noncontrolling interest in subsidiaries and trust preferred capital debt securities. Tier 1 common capital, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position.

(c)	Tangible common equity (“TCE”) represents common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. The Firm views TCE, a non-GAAP financial measure, as a meaningful measure of capital quality.

(d)	Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(e)	Estimated.

JPMORGAN CHASE & CO.
PER SHARE-RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q10 Change
	1Q10	4Q09	3Q09	2Q09	1Q09	4Q09	1Q09
EARNINGS PER SHARE DATA
Basic earnings per share:
Income before extraordinary gain	$3,326	$3,278	$3,512	$2,721	$2,141	1%	55%
Extraordinary gain	—	—	76	—	—	—	—

Net income	3,326	3,278	3,588	2,721	2,141	1	55
Less: Preferred stock dividends	162	162	163	473	529	—	(69)
Less: Accelerated amortization from redemption of preferred stock issued to the U.S. Treasury (a)	—	—	—	1,112	—	—	—

Net income applicable to common equity	3,164	3,116	3,425	1,136	1,612	2	96
Less: Dividends and undistributed earnings allocated to participating securities	190	164	185	64	93	16	104

Net income applicable to common stockholders	$2,974	$2,952	$3,240	$1,072	$1,519	1	96

Total weighted-average basic shares outstanding	3,970.5	3,946.1	3,937.9	3,811.5	3,755.7	1	6

Income before extraordinary gain per share (a)	$0.75	$0.75	$0.80	$0.28	$0.40	—	88
Extraordinary gain per share	—	—	0.02	—	—	—	—

Net income per share (a)	$0.75	$0.75	$0.82	$0.28	$0.40	—	88

Diluted earnings per share:
Net income applicable to common stockholders	$2,974	$2,952	$3,240	$1,072	$1,519	1	96

Total weighted-average basic shares outstanding	3,970.5	3,946.1	3,937.9	3,811.5	3,755.7	1	6
Add: Employee stock options and SARs (b)	24.2	28.0	24.1	12.6	3.0	(14)	NM

Total weighted-average diluted shares outstanding (c)	3,994.7	3,974.1	3,962.0	3,824.1	3,758.7	1	6

Income before extraordinary gain per share (a)	$0.74	$0.74	$0.80	$0.28	$0.40	—	85
Extraordinary gain per share	—	—	0.02	—	—	—	—

Net income per share (a)	$0.74	$0.74	$0.82	$0.28	$0.40	—	85

COMMON SHARES OUTSTANDING
Common shares outstanding — at period end (d)	3,975.4	3,942.0	3,938.7	3,924.1	3,757.7	1	6
Cash dividends declared per share	$0.05	$0.05	$0.05	$0.05	$0.05	—	—
Book value per share	39.38	39.88	39.12	37.36	36.78	(1)	7
Dividend payout	7%	7%	6%	14%	15%
SHARE PRICE
High	$46.05	$47.47	$46.50	$38.94	$31.64	(3)	46
Low	37.03	40.04	31.59	25.29	14.96	(8)	148
Close	44.75	41.67	43.82	34.11	26.58	7	68
Market capitalization	177,897	164,261	172,596	133,852	99,881	8	78
STOCK REPURCHASE PROGRAM
Common shares repurchased	—	—	—	—	—	—	—

(a)	The calculation of second quarter 2009 earnings per share includes a one-time non-cash reduction of $1.1 billion, or $0.27 per share, resulting from the redemption of Series K preferred stock issued to the U.S. Treasury.

(b)	Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans and warrants originally issued under the U.S. Treasury’s Capital Purchase Program to purchase shares of the Firm’s common stock totaling 239 million, 147 million, 241 million, 315 million, and 363 million, for the quarters ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, and March 31, 2009, respectively.

(c)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(d)	On June 5, 2009, the Firm issued $5.8 billion, or 163 million shares, of its common stock at $35.25 per share.

JPMORGAN CHASE & CO.
Non-GAAP Financial Measures

     The following are several of the non-GAAP measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.
(a)	In addition to analyzing the Firm’s results on a reported basis, management analyzes the Firm’s results and the results of the lines of business on a managed basis, which is a non-GAAP financial measure. For 2010 and 2009, the Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue and net interest income for the Firm (and each of the business segments) on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis equivalent to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

Effective January 1, 2010, the Firm adopted new FASB guidance that required the Firm to consolidate its Firm-sponsored credit card securitization trusts. The income, expense and credit costs associated with these securitization activities are now recorded in the 2010 Consolidated Statements of Income in the same classifications as for credit card loans that were not securitized. As a result of the consolidation of the securitization trusts, reported and managed basis are equivalent for periods beginning after January 1, 2010. Prior to January 1, 2010 the Firm’s managed basis presentation also included certain reclassification adjustments that assumed credit card loans securitized by Card Services remained on the Consolidated Balance Sheet. JPMorgan Chase previously used this concept of managed basis to evaluate the credit performance and overall financial performance of the entire managed credit card portfolio. Operations were funded and decisions were made about allocating resources, such as employees and capital, based on managed financial information. In addition, the same underwriting standards and ongoing risk monitoring are used for both loans on the Consolidated Balance Sheet and securitized loans. Although securitizations result in the sale of credit card receivables to a trust, JPMorgan Chase retained the ongoing customer relationships, as the customers may continue to use their credit cards; accordingly, the customer’s credit performance affects both the securitized loans and the loans retained on the Consolidated Balance Sheet. JPMorgan Chase believed that this managed basis information was useful to investors, as it enabled them to understand both the credit risks associated with the loans reported on the Consolidated Balance Sheet and the Firm’s retained interests in securitized loans.

(b)	The allowance for loan losses to end-of-period loans excludes purchased credit-impaired loans and loans from the Washington Mutual Master Trust, which were consolidated on the Firm’s balance sheet at fair value during the second quarter of 2009. Additionally, Real Estate Portfolios’ net charge-off rates exclude the impact of purchased credit-impaired loans. The allowance for loan losses applicable to these loans was $2.8 billion at March 31, 2010.
(c)	Tier 1 common capital (“Tier 1 Common”) is defined as Tier 1 capital less elements of capital not in the form of common equity — such as perpetual preferred stock, noncontrolling interest in subsidiaries and trust preferred capital debt securities. Tier 1 common capital, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies. The Firm uses Tier 1 common capital along with the other capital measures to assess and monitor its capital position.

(d)	TSS Firmwide revenue includes certain TSS product revenue and liability balances reported in other lines of business, mainly CB, RFS and AM, related to customers who are also customers of those lines of business.

(e)	Pretax margin represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration. It is, therefore, another basis that management uses to evaluate the performance of TSS and AM against the performance of their respective competitors.

(f)	Retail Financial Services uses the overhead ratio (excluding the amortization of core deposit intangibles (“CDI”)), a non-GAAP financial measure, to evaluate the underlying expense trends of the business. Including CDI amortization expense in the overhead ratio calculation would result in a higher overhead ratio in the earlier years and a lower overhead ratio in later years; this method would therefore result in an improving overhead ratio over time, all things remaining equal. The non-GAAP ratio excludes Retail Banking’s CDI amortization expense related to prior business combination transactions.

(g)	The calculation of the second quarter 2009 earnings per share and net income applicable to common equity includes a one-time, noncash reduction of $1.1 billion, or $0.27 per share, resulting from repayment of TARP preferred capital. Excluding this reduction, the adjusted ROE and ROTCE for the second quarter of 2009 would have been 6% and 10%, respectively. The Firm views the adjusted ROE and ROTCE, both non-GAAP financial measures, as meaningful because they enable the comparability to prior periods.

(h)	Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (2) assets of variable interest entities (“VIEs”); (3) cash and securities segregated and on deposit for regulatory and other purposes; (4) goodwill and intangibles; (5) securities received as collateral; and (6) investments purchased under the Asset-Backed Commercial Paper Money Market Mutual Fund Liquidity Facility. The amount of adjusted assets is presented to assist the reader in comparing IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. IB believes an adjusted asset amount that excludes the assets discussed above, which were considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

Glossary of Terms

ACH: Automated Clearing House.
Allowance for loan losses to total loans: Represents period-end allowance for loan losses divided by retained loans.
Average managed assets: Refers to total assets on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized and removed from the Firm’s Consolidated Balance Sheets, for periods ended prior to the January 1, 2010 adoption of new FASB guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts.
Beneficial interest issued by consolidated VIEs: Represents the interest of third-party holders of debt/equity securities, or other obligations, issued by VIEs that JPMorgan Chase consolidates. The underlying obligations of the VIEs consist of short-term borrowings (including commercial paper) and long-term debt. The related assets consist of trading assets, available-for-sale securities, loans and other assets.
Contractual credit card charge-off: In accordance with the Federal Financial Institutions Examination Council policy, credit card loans are charged off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification about a specific event (e.g., bankruptcy of a borrower), whichever is earlier.
Corporate/Private Equity: Includes Private Equity, Treasury and Chief Investment Office, and Corporate Other, which includes other centrally managed expense and discontinued operations.
Credit card securitizations: For periods ended prior to the January 1, 2010 adoption of new FASB guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts, Card Services’ managed results exclude the impact of credit card securitization on total net revenue, the provision for credit losses, net charge-offs and loan receivables. Through securitization, the Firm transformed a portion of its credit card receivables into securities, which were sold to investors. The credit card receivables were removed from the Consolidated Balance Sheets through the transfer of the receivables to a trust and through the sale of undivided interests to investors that entitle the investors to specific cash flows generated from the credit card receivables. The Firm retained the remaining undivided interests as seller’s interests, which were recorded in loans on the Consolidated Balance Sheets. A gain or loss on the sale of credit card receivables to investors is recorded in other income. Securitization also affected the Firm’s Consolidated Statements of Income as the aggregate amount of interest income, certain fee revenue and recoveries that is in excess of the aggregate amount of interest paid to investors, gross credit losses and other trust expense related to the securitized receivables, were reclassified into credit card income in the Consolidated Statements of Income.
FASB: Financial Accounting Standards Board.
Interests in purchased receivables: Represents an ownership interest in cash flows of an underlying pool of receivables transferred by a third-party seller into a bankruptcy-remote entity, generally a trust.
Investment-grade: An indication of credit quality based upon JPMorgan Chase’s internal risk assessment system. “Investment-grade” generally represents a risk profile similar to a rating of a “BBB-"/“Baa3” or better, as defined by independent rating agencies.
Managed basis: For further discussion, see page 38 of this Financial Supplement.
Managed credit card receivables: Refers to credit card receivables on the Firm’s Consolidated Balance Sheets plus credit card receivables that have been securitized and removed from the Firm’s Consolidated Balance Sheets, for periods ended prior to the January 1, 2010 adoption of new FASB guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts.
Mark-to-market exposure: A measure, at a point in time, of the value of a derivative or foreign exchange contract in the open market. When the mark-to-market value is positive, it indicates the counterparty owes JPMorgan Chase and, therefore, creates a repayment risk for the Firm. When the mark-to-market value is negative, JPMorgan Chase owes the counterparty. In this situation, the Firm does not have repayment risk.
Merger costs: Reflects costs associated with the Washington Mutual and Bear Stearns mergers in 2008.
MSR risk management revenue: Includes changes in MSR asset fair value due to inputs or assumptions in model and derivative valuation adjustments.
Net charge-off ratio: Represents net charge-offs (annualized) divided by average retained loans for the reporting period.
Net yield on interest-earning assets: The average rate for interest-earning assets less the average rate paid for all sources of funds.
NM: Not meaningful.
Overhead ratio: Noninterest expense as a percentage of total net revenue.

JPMORGAN CHASE & CO.
Glossary of Terms

Participating securities: Represent unvested stock-based compensation awards containing nonforfeitable rights to dividends or dividend equivalents (collectively, “dividends”), which are included in the EPS calculation using the two-class method. JPMorgan Chase grants restricted stock and RSUs to certain employees under its stock-based compensation programs, which entitle the recipients to receive nonforfeitable dividends during the vesting period on a basis equivalent to the dividends paid to holders of common stock. These unvested awards meet the definition of participating securities. Under the two-class method, all earnings (distributed and undistributed) are allocated to each class of common stock and participating securities, based on their respective rights to receive dividends.
Preprovision profit: Total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
Principal transactions: Realized and unrealized gains and losses from trading activities (including physical commodities inventories that are accounted for at the lower of cost or fair value) and changes in fair value associated with financial instruments held by the Investment Bank for which the fair value option was elected. Principal transactions revenue also includes private equity gains and losses.
Reported basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”), which excludes the impact of taxable-equivalent adjustments. For periods ended prior to the January 1, 2010 adoption of new FASB guidance requiring the consolidation of the Firm-sponsored credit card securitization trusts, the reported basis included the impact of credit card securitizations.
Retained loans: Loans that are held for investment excluding loans held-for-sale and loans at fair value.
Taxable-equivalent basis: Total net revenue for each of the business segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits is presented in the managed results on a basis comparable to fully taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within income tax expense.
Unaudited: Financial statements and information that have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.
U.S. GAAP: Accounting principles generally accepted in the United States of America.
Value-at-risk (“VaR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO.
Glossary of Terms

INVESTMENT BANKING (IB)
IB Revenue:
1.	Investment banking fees include advisory, equity underwriting, bond underwriting and loan syndication fees.

2.	Fixed income markets include client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including foreign exchange, interest rate, credit and commodities markets.

3.	Equities markets include client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.

4.	Credit portfolio revenue includes net interest income, fees and loan sale activity, as well as gains or losses on securities received as part of a loan restructuring, for the IB’s credit portfolio. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities, and changes in the credit valuation adjustment, which is the component of the fair value of a derivative that reflects the credit quality of the counterparty.
RETAIL FINANCIAL SERVICES (RFS)
RFS Selected Business Metrics within Retail Banking:
1.	Personal bankers — Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.

2.	Sales specialists — Retail branch office personnel who specialize in the marketing of a single product, including mortgages, investments, and business banking, by partnering with the personal bankers.
Components of Mortgage Fees and Related Income:
1.	Production revenue includes net gains or losses on originations and sales of prime and subprime mortgage loans, other production-related fees and losses related to the repurchase of previously-sold loans.

2.	Net mortgage servicing revenue
a)	Operating revenue comprises: all gross income earned from servicing third-party mortgage loans including stated service fees, excess service fees, late fees and other ancillary fees; and modeled servicing portfolio runoff (or time decay).

b)	Risk management comprises: changes in MSR asset fair value due to market-based inputs such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model; and derivative valuation adjustments and other, which represents changes in the fair value of derivative instruments used to offset the impact of changes in the market-based inputs to the MSR valuation model.
RFS (continued)
Mortgage Origination Channels:
1.	Retail — Borrowers who are buying or refinancing a home through direct contact with a mortgage banker employed by the Firm using a branch office, the Internet or by phone. Borrowers are frequently referred to a mortgage banker by a banker in a Chase branch, real estate brokers, home builders or other third parties.

2.	Wholesale — A third-party mortgage broker refers loan applications to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans. The Firm exited the broker channel during 2008.

3.	Correspondent — Banks, thrifts, other mortgage banks and other financial institutions that sell closed loans to the Firm.

4.	Correspondent negotiated transactions (“CNT”) — These transactions occur when mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis, and exclude purchased bulk servicing transactions. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.
CARD SERVICES (CS)
CS Selected Business Metrics:
1.	Sales volume — Dollar amount of cardmember purchases, net of returns.

2.	Open accounts — Accounts on file with charging privileges.

3.	Merchant acquiring business — A business that processes bank card transactions for merchants.

4.	Bank card volume — Dollar amount of transactions processed for merchants.

5.	Total transactions — Number of transactions and authorizations processed for merchants.

JPMORGAN CHASE & CO.
Glossary of Terms

COMMERCIAL BANKING (CB)
CB Client Segments:
1.	Middle Market Banking covers corporate, municipal, financial institution and not-for-profit clients, with annual revenue generally ranging between $10 million and $500 million.

2.	Mid-Corporate Banking covers clients with annual revenue generally ranging between $500 million and $2 billion and focuses on clients that have broader investment banking needs.

3.	Commercial Term Lending primarily provides term financing to real estate investors/owners for multi-family properties as well as financing office, retail and industrial properties.

4.	Real Estate Banking provides full-service banking to investors and developers of institutional-grade real estate properties.
CB Revenue:
1.	Lending includes a variety of financing alternatives, which are primarily provided on a basis secured by receivables, inventory, equipment, real estate or other assets. Products include term loans, revolving lines of credit, bridge financing, asset-based structures and leases.

2.	Treasury services includes a broad range of products and services enabling clients to transfer, invest and manage the receipt and disbursement of funds, while providing the related information reporting. These products and services include U.S. dollar and multi-currency clearing, ACH, lockbox, disbursement and reconciliation services, check deposits, other check and currency-related services, trade finance and logistics solutions, commercial card, and deposit products, sweeps and money market mutual funds.

3.	Investment banking products provide clients with sophisticated capital-raising alternatives, as well as balance sheet and risk management tools through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds, equity underwriting, advisory, interest rate derivatives, foreign exchange hedges and securities sales.
CB Selected Business Metrics:
1.	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.

2.	IB revenue, gross — Represents total revenue related to investment banking products sold to CB clients.
TREASURY & SECURITIES SERVICES (TSS)
TSS firmwide metrics include certain TSS product revenue and liability balances reported in other lines of business related to customers who are also customers of those other lines of business. In order to capture the firmwide impact of TS and TSS products and revenue, management reviews firmwide metrics such as liability balances, revenue and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary, in management’s view, in order to understand the aggregate TSS business.
TSS Selected Business Metrics:
1.	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities such as commercial paper, federal funds purchased and securities loaned or sold under repurchase agreements.
ASSET MANAGEMENT (AM)
Assets Under Management: Represent assets actively managed by Asset Management on behalf of Institutional, Retail, Private Banking, Private Wealth Management and JPMorgan Securities clients. Includes Committed Capital not Called, on which AM earns fees. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 42% ownership interest at March 31, 2010.
Assets Under Supervision: Represents assets under management as well as custody, brokerage, administration and deposit accounts.
Alternative Assets: The following types of assets constitute alternative investments — hedge funds, currency, real estate and private equity.
AM Client Segments:
1.	Institutional brings comprehensive global investment services — including asset management, pension analytics, asset/liability management and active risk budgeting strategies — to corporate and public institutions, endowments, foundations, not-for-profit organizations and governments worldwide.

2.	Retail provides worldwide investment management services and retirement planning and administration through third-party and direct distribution of a full range of investment vehicles.

3.	The Private Bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty-wealth advisory services.

4.	Private Wealth Management offers high-net-worth individuals, families and business owners in the United States comprehensive wealth management solutions, including investment management, capital markets and risk management, tax and estate planning, banking, and specialty-wealth advisory services.

5.	JPMorgan Securities provides investment advice and wealth management services to high-net-worth individuals, money managers, and small corporations.